UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21631

HELIOS ADVANTAGE INCOME FUND, INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

HELIOS ADVANTAGE INCOME FUND, INC.

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-855-777-8001

Date of fiscal year end: March 31, 2014

Date of reporting period: March 31, 2014

Item 1. Reports to Shareholders.

Brookfield Investment Management
2014
ANNUAL REPORT
Helios Advantage Income Fund, Inc.
Helios High Income Fund, Inc.
Helios Multi-Sector High Income Fund, Inc.
Helios Strategic Income Fund, Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $190 billion in assets under management as of March 31, 2014. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2014.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2014. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the fiscal year ended March 31, 2014.
The global investment landscape was shaped by several key trends over the last twelve months, as the positive catalyst of a generally improving economic environment was offset by concerns over rising interest rates. In particular, the U.S. economy gained further strength over the course of the period, driven by an improving labor market, an expansion in household net worth and continued recovery of both the residential and commercial property markets. This positive momentum led the U.S. Federal Reserve to begin tapering its asset purchase program late in 2013, in a move that had been widely discussed and debated in the marketplace for months. Indeed, anticipation of a tapering announcement weighed on investor sentiment for much of the year, leading to rising interest rates and capital market volatility. Fortunately, the Federal Reserve reiterated its commitment to maintaining a low interest rate environment for the foreseeable future and to providing sufficient support as needed. As a result, implementation of tapering appeared to reduce uncertainty surrounding U.S. monetary policy and provided an important vote of confidence in U.S. economic growth.
Notwithstanding these alternating periods of optimism and doubt, high yield corporate bonds produced attractive results, outperforming other fixed income alternatives. Capital flows were volatile, reflecting overall market sentiment, as significant redemptions during the second quarter of 2013 were offset by meaningful inflows during the latter half of the year. Importantly, credit conditions remained very strong and corporate liquidity remained high, with defaults at the lowest levels since 2007. Additionally, despite the availability of capital in the marketplace, re-risking activity has not exhibited any material acceleration.
Looking ahead, we anticipate a period of normalizing interest rates and economic growth. Importantly, we expect accommodative monetary policy to continue in the U.S. and across many developed markets, providing further support for the global economic recovery. While fixed income market performance may be challenged in a rising interest rate environment, we believe demand for higher-yielding investments will continue, particularly as rates remain low in a historical context and inflation remains muted. We maintain our belief that the high yield market represents value, as robust corporate cash flows, significant capital liquidity and credit discipline remain supportive of the market. We acknowledge potential challenges to future performance, including global geopolitical and macroeconomic risks as well as low nominal yields and above par pricing in the high yield market. However, yield spreads remain attractive and corporate earnings are generally positive, suggesting high yield bonds continue to offer a compelling source of current income.
Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream. We continue to believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ audited financial statements, including the schedules of investments as of March 31, 2014.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2014 Annual Report1

Helios Advantage Income Fund, Inc.

OBJECTIVE & STRATEGY
Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the fiscal year ended March 31, 2014, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on net asset value of 12.91% and a total return based on market price of 12.49%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.35 on March 31, 2014, the Fund’s shares had a dividend yield of 9.30%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.
The Fund was overweight in Automotive, Basic Industry, Capital Goods, Gaming and Telecommunications. The Automotive overweight was the largest contributor to performance, due to strong security selection in Auto Parts bonds which benefitted from stronger production in North America and Europe. The Basic Industry sector had a slight drag on performance. The bonds of coal companies moved lower during the period due to price competition from cheap natural gas which is pressuring coal prices. The Capital Goods overweight was basically a market performer for the portfolio during the twelve months. The overweight position to the Gaming sector benefited from strong security selection, with all positions in that sector outperforming. In the Telecommunications sector, Frontier was the biggest driver of fund performance during the period.
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Helios Advantage Income Fund, Inc.

The Fund was underweight in Banking, Financial Services, Technology and Utility. Since Banking underperformed the market, our lack of exposure contributed to relative performance. By contrast, the Financial Services sector outperformed the market, making our underweight serve as a slight detractor to performance. The Technology sector underperformed the market, making our underweight a contributor to performance. The return from the Utility sector was flat.
HIGH YIELD MARKET COMMENTARY
During the twelve-month period ending March 31, 2014, geopolitical and global macroeconomic concerns, as well as the possibility of higher interest rates, took center stage for high yield investors. Despite concerns about discord in the U.S. government, the greatest fear on investors’ minds was the prospect of the Federal Reserve reducing their bond buying stimulus program and the likelihood of resulting higher interest rates. Those fears were realized in May 2013 when the Chairman of the Federal Reserve told Congress that tapering was imminent. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter with investors enjoying higher levels of interest rates overall.
The high yield market returned 7.53% for the twelve-month period ending March 31, 2014, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. During the period, more equity-sensitive CCC-rated bonds returned 10.46%, fueled by the risk-on rally, measured by the CCC-rated portion of the BofA Merrill Lynch U.S. High Yield Master II Index. Investors drove markets higher in a search for yield as the 10-Year U.S. Treasury rate ended the period at 2.72%, 87 basis points higher than they were a year ago. The high yield spread ended the period at 370 basis points.
Lower rated names outperformed as is typical in a high yield rally. Higher rated names tend to be more interest rate sensitive, while lower rated names tend to be more correlated to the equity market. In general, investors were comfortable taking risks, resulting in outperformance by equities, CCC-rated bonds and European high yield bonds. Leveraged loans, which tend to be lower risk due to shorter duration and greater seniority, significantly underperformed high yield bonds.
Credit conditions positive despite signs of re-risking
Credit conditions remain very good, with the trailing twelve-month default rate declining to 0.6%1, the lowest since 2007. We believe defaults will remain low for the foreseeable future since we are seeing only modest re-risking on the part of high yield companies. The upgrade-to-downgrade ratio (as measured by bond rating agencies) continued to improve, ending the twelve-month period at 1.42. This suggests that credit is continuing to improve as measured by the rating agencies.
Our view is positively disposed toward credit. We continue to monitor credit trends and are seeing some signs of re-risking taking place, but are not seeing those trends accelerate. Lower-rated new issue volume as a percent of total issuance was 16.9% in the March 2014 quarter, which is down from 18.8%3 in 2013. Refinancing as a percent of new issue proceeds rose to 57%, from 56% last year4; refinancing tends to reduce credit risk by extending maturities. We also saw a reduction in the issuance of PIK/toggle bonds, which tend to be higher risk than cash pay bonds (since the issuer has the option to make some interest payments in bonds rather than cash.)
OUTLOOK
We believe the high yield bond market will continue to enjoy the fruits of solid credit fundamentals. The modest pace of economic growth over the past five years has, in many ways, been ideal for high yield bond investors. In many ways this is a “Goldilocks economy”, neither too hot nor too cold. Faster growth would have required companies to borrow to expand capacity. Slower growth might have pressured profits. The uncertainty surrounding
2014 Annual Report3

Helios Advantage Income Fund, Inc.

Fed policy, international growth, and international politics has kept corporate managements conservative and tempered the animal spirits which typically push leverage higher at this stage of the cycle.
Going forward, the potential risks for the high yield market are unforeseen events that may cause investors to become risk-averse. We anticipate headline risk to occur with a possible TXU bankruptcy filing. The recent risk-on rally has pushed spreads well below 400 basis points. While this remains generous by historical standards, overall yields, on the other hand, are very low by historical standards. Investors are increasingly willing to expose capital to credit, which is squeezing the potential return. Spreads are currently at a level where historically the high yield market has become more sensitive to rising interest rates if and when they materialize. We would caution that a sharp spike in Treasury yields could dampen returns as it did during the second quarter of 2013. With high yield returning 3%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index in the first quarter of 2014, we do not believe this pace of returns will continue in the near-term. We remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, Default Monitor, April 1, 2014, page 2.
[2]	J.P. Morgan, Default Monitor, April 1, 2014, page 12.
[3]	J.P. Morgan, Default Monitor, April 1, 2014, page 13.
[4]	J.P. Morgan, High Yield Market Monitor, April 1, 2014, page 16.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
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Helios Advantage Income Fund, Inc.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2014 and subject to change based on subsequent developments.
2014 Annual Report5

Helios Advantage Income Fund, Inc.
Portfolio Characteristics (Unaudited)
March 31, 2014

PORTFOLIO STATISTICS
Annualized dividend yield[1]	9.30%
Weighted average coupon	7.49%
Weighted average life	4.26 years
Percentage of leveraged assets	24.61%
Total number of holdings	135

CREDIT QUALITY[2]
BBB	1.5%
BB	16.9%
B	48.2%
CCC	24.1%
Unrated	7.1%
Cash	2.2%
Total	100.0%

ASSET ALLOCATION
Residential Mortgage Related Holdings	3.5%
Corporate Bonds	122.5%
Term Loans	3.5%
Common Stocks	2.4%
Warrants	0.5%
Liabilities in Excess of Other Assets	(32.4)%
Total	100.0%

[1]	Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2014 stock price.
[2]	Includes only invested assets and cash.
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Helios Advantage Income Fund, Inc.
Schedule of Investments
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.5%
Non-Agency Mortgage-Backed Securities – 3.5%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1]	0.29%	04/25/47	$ 531	$ 444,853
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.30	01/25/37	552	371,185
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [1,3,4]	0.00	02/25/37	363	—
Series 2014-1R, Class 2A11 [1,3,4]	0.34	02/25/37	1,205	533,213
Securitized Asset Backed Receivables LLC
Series 2007-BR4, Class A2B [1,2,5]	0.35	05/25/37	610	371,951
Series 2007-BR3, Class A2B [1,2,5]	0.37	04/25/37	800	491,366
Total Non-Agency Mortgage-Backed Securities				2,212,568
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $2,209,330)				2,212,568
CORPORATE BONDS – 122.5%
Automotive – 6.8%
American Axle & Manufacturing, Inc. [6]	6.25	03/15/21	1,025	1,091,625
Chrysler Group LLC [6]	8.25	06/15/21	800	905,000
Ford Motor Co. [6]	6.50	08/01/18	650	747,594
Jaguar Land Rover Automotive PLC [3,4,7]	8.13	05/15/21	575	652,625
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,750	175
Servus Luxembourg Holding SCA [3,4,7]	7.75	06/15/18	600	882,472
Total Automotive				4,279,491
Banking – 0.7%
Bilbao Luxembourg SA [7,10]	10.50	12/01/18	300	427,763
Basic Industry – 19.2%
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	900	677,250
Arch Coal, Inc. [6]	7.25	06/15/21	1,400	1,057,000
Associated Materials LLC [6]	9.13	11/01/17	775	815,686
Building Materials Corporation of America [3,4]	6.75	05/01/21	375	406,875
Cascades, Inc. [7]	7.75	12/15/17	275	286,687
Cascades, Inc. [7]	7.88	01/15/20	500	535,000
FMG Resources August 2006 Property Ltd. [3,4,7]	6.88	04/01/22	500	538,750
Hexion US Finance Corp. [6]	9.00	11/15/20	1,000	990,000
Huntsman International LLC [6]	8.63	03/15/21	1,000	1,120,000
INEOS Group Holdings SA [3,4,6,7]	6.13	08/15/18	875	907,813
Masonite International Corp. [3,4,6,7]	8.25	04/15/21	775	855,406
Millar Western Forest Products Ltd. [7]	8.50	04/01/21	200	210,500
Steel Dynamics, Inc.	7.63	03/15/20	425	460,062
Tembec Industries, Inc. [6,7]	11.25	12/15/18	775	846,688
Trinseo Materials Operating SCA [7]	8.75	02/01/19	650	697,938
USG Corp. [6]	9.75	01/15/18	800	966,000
Xerium Technologies, Inc.	8.88	06/15/18	650	693,875
Total Basic Industry				12,065,530
Capital Goods – 9.6%
AAR Corp.	7.25	01/15/22	425	460,063

See Notes to Financial Statements.
2014 Annual Report7

Helios Advantage Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Ardagh Packaging Finance PLC [3,4,6,7]	6.75%	01/31/21	$ 825	$ 862,125
Berry Plastics Corp. [6]	9.50	05/15/18	775	819,562
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	975	1,082,250
Mueller Water Products, Inc. [6]	7.38	06/01/17	775	792,437
Reynolds Group Issuer, Inc. [6]	9.00	04/15/19	775	829,250
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	308	349,580
Terex Corp.	6.00	05/15/21	500	535,000
Terex Corp.	6.50	04/01/20	300	326,250
Total Capital Goods				6,056,517
Consumer Cyclical – 8.4%
ACCO Brands Corp. [6]	6.75	04/30/20	800	821,000
DineEquity, Inc. [6]	9.50	10/30/18	750	817,500
Levi Strauss & Co. [6]	7.63	05/15/20	750	814,687
Limited Brands, Inc.	7.60	07/15/37	475	505,875
Limited Brands, Inc.	8.50	06/15/19	300	363,000
New Albertsons, Inc.	7.75	06/15/26	750	615,000
Roundy's Supermarkets, Inc. [3,4]	10.25	12/15/20	800	852,000
Sally Holdings LLC	6.88	11/15/19	475	520,125
Total Consumer Cyclical				5,309,187
Consumer Non-Cyclical – 4.3%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	633	661,485
Easton-Bell Sports, Inc. [6]	9.75	12/01/16	650	684,950
Jarden Corp. [6]	7.50	05/01/17	500	575,625
Post Holdings, Inc.	7.38	02/15/22	750	806,250
Total Consumer Non-Cyclical				2,728,310
Energy – 17.1%
AmeriGas Partners LP	7.00	05/20/22	400	437,000
Atlas Pipeline Partners LP [6]	5.88	08/01/23	900	888,750
BreitBurn Energy Partners LP [6]	8.63	10/15/20	775	847,656
Calfrac Holdings LP [3,4,6]	7.50	12/01/20	825	866,250
EV Energy Partners LP [6]	8.00	04/15/19	775	802,125
Hilcorp Energy I LP [3,4]	8.00	02/15/20	550	595,375
Key Energy Services, Inc.	6.75	03/01/21	500	525,625
Linn Energy LLC [6]	8.63	04/15/20	800	869,000
Pioneer Natural Resources Co.	6.65	03/15/17	500	569,069
Precision Drilling Corp. [6,7]	6.63	11/15/20	750	802,500
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	550	594,000
Thunderbird Resource Equity I [9]	11.00	12/01/17	292	257,009
Trinidad Drilling Ltd. [3,4,6,7]	7.88	01/15/19	760	813,200
Venoco, Inc. [6]	8.88	02/15/19	750	757,500
W&T Offshore, Inc.	8.50	06/15/19	255	275,400
Total Energy				9,900,459
Finance & Investment – 1.4%
Numericable Finance & Company SCA [7]	12.38	02/15/19	341	577,667
Puma International Financing SA [3,4,7]	6.75	02/01/21	300	303,750
Total Finance & Investment				881,417

See Notes to Financial Statements.
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Helios Advantage Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare – 9.4%
CHS/Community Health Systems, Inc. [6]	7.13%	07/15/20	$ 825	$ 895,125
DJO Finance LLC	9.88	04/15/18	575	626,750
HCA, Inc. [6]	8.00	10/01/18	775	918,375
inVentiv Health, Inc. [3,4]	11.00	08/15/18	300	276,750
Jaguar Holding Company II [3,4,6]	9.50	12/01/19	775	862,188
Kindred Healthcare, Inc. [3,4]	6.38	04/15/22	850	852,125
Kindred Healthcare, Inc. [6]	8.25	06/01/19	800	857,000
Polymer Group, Inc. [6]	7.75	02/01/19	750	802,500
Service Corporation International [6]	6.75	04/01/16	600	652,500
Total Healthcare				6,743,313
Media – 9.0%
Cablevision Systems Corp. [6]	8.63	09/15/17	800	950,000
CCO Holdings LLC [6]	8.13	04/30/20	975	1,067,625
Cenveo Corp. [6]	8.88	02/01/18	825	841,500
Clear Channel Communications, Inc. [6]	9.00	03/01/21	800	835,000
Cumulus Media Holdings, Inc. [6]	7.75	05/01/19	800	852,000
Mediacom LLC [6]	9.13	08/15/19	775	829,250
National CineMedia LLC	6.00	04/15/22	275	290,125
Total Media				5,665,500
Real Estate – 1.3%
Realogy Corp. [3,4,6]	7.88	02/15/19	775	836,031
Services – 19.0%
Avis Budget Car Rental LLC	5.50	04/01/23	400	403,000
Avis Budget Car Rental LLC [6]	8.25	01/15/19	775	831,187
Boyd Gaming Corp. [6]	9.00	07/01/20	800	885,000
Casella Waste Systems, Inc. [6]	7.75	02/15/19	1,000	1,037,500
Chester Downs & Marina LLC [3,4,6]	9.25	02/01/20	850	845,750
GLP Capital LP [3,4]	5.38	11/01/23	650	667,875
Iron Mountain, Inc.	6.00	08/15/23	625	664,063
Iron Mountain, Inc.	8.38	08/15/21	325	344,500
Isle of Capri Casinos, Inc.	5.88	03/15/21	500	507,500
Jurassic Holdings III, Inc. [3,4]	6.88	02/15/21	100	103,000
KM Germany Holdings GmbH [7]	8.75	12/15/20	350	540,119
MGM Resorts International [6]	7.63	01/15/17	775	884,469
MTR Gaming Group, Inc. [6]	11.50	08/01/19	803	907,362
Palace Entertainment Holdings LLC [3,4,6]	8.88	04/15/17	775	804,062
PulteGroup, Inc. [6]	6.38	05/15/33	750	735,000
RPG Byty, s.r.o [7]	6.75	05/01/20	300	421,563
Sotheby's [3,4]	5.25	10/01/22	400	391,000
United Rentals North America, Inc.	7.63	04/15/22	425	476,531
United Rentals North America, Inc.	8.25	02/01/21	450	503,438
Total Services				11,952,919
Technology & Electronics – 3.2%
First Data Corp. [6]	11.25	01/15/21	1,000	1,141,250

See Notes to Financial Statements.
2014 Annual Report9

Helios Advantage Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Freescale Semiconductor, Inc. [6]	8.05%	02/01/20	$ 397	$ 436,204
ION Geophysical Corp. [3,4]	8.13	05/15/18	450	423,000
Total Technology & Electronics				2,000,454
Telecommunications – 13.1%
CenturyLink, Inc. [6]	7.65	03/15/42	800	755,000
Cincinnati Bell, Inc. [6]	8.75	03/15/18	825	863,156
CyrusOne LP	6.38	11/15/22	225	237,375
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	500	535,000
Frontier Communications Corp.	7.13	03/15/19	1,300	1,439,750
Intelsat Luxembourg SA [3,4,6,7]	7.75	06/01/21	800	842,000
Level 3 Communications, Inc. [6]	8.88	06/01/19	800	879,000
Level 3 Financing, Inc. [3,4]	6.13	01/15/21	200	211,000
PAETEC Holding Corp.	9.88	12/01/18	500	548,750
Qwest Capital Funding, Inc.	6.88	07/15/28	225	214,875
T-Mobile USA, Inc. [6]	6.63	04/01/23	825	874,500
Windstream Corp. [6]	7.50	06/01/22	800	844,000
Total Telecommunications				8,244,406
Total CORPORATE BONDS (Cost $72,674,728)				77,091,297
TERM LOANS – 3.5%
Albertson, Inc. [1,4]	4.75	03/21/19	298	299,490
Fairpoint Communications, Inc. [1,4]	7.50	02/14/19	446	459,106
Four Seasons Holdings, Inc. [1,4]	6.25	12/13/20	375	380,156
inVentiv Health, Inc. [1,4]	7.50	08/04/16	575	574,425
Roundy's Supermarkets, Inc. [1,4]	5.75	02/21/21	225	225,094
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	42	29,958
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	292	210,449
Total TERM LOANS (Cost $2,185,599)				2,178,678

	Shares	Value (Note 2)
COMMON STOCKS – 2.4%
Automotive – 0.3%
Ford Motor Co.	14,000	218,400
Capital Goods – 0.3%
General Electric Co.	8,500	220,065
Services – 0.2%
Iron Mountain, Inc.	5,650	155,770
Telecommunications – 1.6%
AT&T, Inc.	6,430	225,500
CenturyLink, Inc.	6,360	208,863

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Helios Advantage Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Frontier Communications Corp. [6]	89,559	$ 510,486
Windstream Holdings, Inc.	11,050	91,052
Total Telecommunications		1,035,901
Total COMMON STOCKS (Cost $1,553,455)		1,630,136
WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. [11] Expiration: July 2016 Exercise Price: $10.00	7,393	183,642
General Motors Financial Company, Inc. [11] Expiration: July 2019 Exercise Price: $18.33	7,393	128,712
Total Automotive		312,354
Total WARRANTS (Cost $432,026)		312,354
Total Investments – 132.4% (Cost $79,055,138)		83,425,033
Liabilities in Excess of Other Assets – (32.4)%		(20,406,958)
TOTAL NET ASSETS – 100.0%		$ 63,018,075

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2014.
2	— Investment in subprime security. As of March 31, 2014, the total value of all such securities was $1,234,502 or 2.0% of net assets.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the total value of all such securities was $18,324,700 or 29.1% of net assets.
4	— Private Placement.
5	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
6	— All or a portion of the principal amount is pledged as collateral for credit facility.
7	— Foreign security or a U.S. security of a foreign company.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2014, the total value of all such securities was $175 or 0.0% of net assets.
9	— Issuer is currently in default on its regularly scheduled interest payment.
10	— Payment in kind security.
11	— Non-income producing security.

See Notes to Financial Statements.
2014 Annual Report11

Helios High Income Fund, Inc.

OBJECTIVE & STRATEGY
Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the fiscal year ended March 31, 2014, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on net asset value of 12.37% and a total return based on market price of 7.52%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.63 on March 31, 2014, the Fund’s shares had a dividend yield of 9.04%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.
The Fund was overweight in Automotive, Basic Industry, Capital Goods and Telecommunications. The Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds which benefitted from stronger production in North America and Europe. The Basic Industry sector had a slight drag on performance. The bonds of coal companies moved lower during the period due to price competition from cheap natural gas which is pressuring coal prices. The Capital Goods overweight was basically a market performer for the portfolio during the twelve months. In the Telecommunications sector, Frontier was the biggest driver of fund performance during the period.
The Fund was underweight in Banking, Financial Services, Technology and Utility. Since Banking underperformed
12Brookfield Investment Management Inc.

Helios High Income Fund, Inc.

the market, our lack of exposure contributed to relative performance. By contrast, the Financial Services sector outperformed the market, making our underweight serve as a slight detractor to performance. The Technology sector underperformed the market, making our underweight a contributor to performance. The return from the Utility sector was flat.
HIGH YIELD MARKET COMMENTARY
During the twelve-month period ending March 31, 2014, geopolitical and global macroeconomic concerns, as well as the possibility of higher interest rates, took center stage for high yield investors. Despite concerns about discord in the U.S. government, the greatest fear on investors’ minds was the prospect of the Federal Reserve reducing their bond buying stimulus program and the likelihood of resulting higher interest rates. Those fears were realized in May 2013 when the Chairman of the Federal Reserve told Congress that tapering was imminent. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter with investors enjoying higher levels of interest rates overall.
The high yield market returned 7.53% for the twelve-month period ending March 31, 2014, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. During the period, more equity-sensitive CCC-rated bonds returned 10.46%, fueled by the risk-on rally, measured by the CCC-rated portion of the BofA Merrill Lynch U.S. High Yield Master II Index. Investors drove markets higher in a search for yield as the 10-Year U.S. Treasury rate ended the period at 2.72%, 87 basis points higher than they were a year ago. The high yield spread ended the period at 370 basis points.
Lower rated names outperformed as is typical in a high yield rally. Higher rated names tend to be more interest rate sensitive, while lower rated names tend to be more correlated to the equity market. In general, investors were comfortable taking risks, resulting in outperformance by equities, CCC-rated bonds and European high yield bonds. Leveraged loans, which tend to be lower risk due to shorter duration and greater seniority, significantly underperformed high yield bonds.
Credit conditions positive despite signs of re-risking
Credit conditions remain very good, with the trailing twelve-month default rate declining to 0.6%1, the lowest since 2007. We believe defaults will remain low for the foreseeable future since we are seeing only modest re-risking on the part of high yield companies. The upgrade-to-downgrade ratio (as measured by bond rating agencies) continued to improve, ending the twelve-month period at 1.42. This suggests that credit is continuing to improve as measured by the rating agencies.
Our view is positively disposed toward credit. We continue to monitor credit trends and are seeing some signs of re-risking taking place, but are not seeing those trends accelerate. Lower-rated new issue volume as a percent of total issuance was 16.9% in the March 2014 quarter, which is down from 18.8%3 in 2013. Refinancing as a percent of new issue proceeds rose to 57%, from 56% last year4; refinancing tends to reduce credit risk by extending maturities. We also saw a reduction in the issuance of PIK/toggle bonds, which tend to be higher risk than cash pay bonds (since the issuer has the option to make some interest payments in bonds rather than cash.)
OUTLOOK
We believe the high yield bond market will continue to enjoy the fruits of solid credit fundamentals. The modest pace of economic growth over the past five years has, in many ways, been ideal for high yield bond investors. In many ways this is a “Goldilocks economy”, neither too hot nor too cold. Faster growth would have required companies to borrow to expand capacity. Slower growth might have pressured profits. The uncertainty surrounding
2014 Annual Report13

Helios High Income Fund, Inc.

Fed policy, international growth, and international politics has kept corporate managements conservative and tempered the animal spirits which typically push leverage higher at this stage of the cycle.
Going forward, the potential risks for the high yield market are unforeseen events that may cause investors to become risk-averse. We anticipate headline risk to occur with a possible TXU bankruptcy filing. The recent risk-on rally has pushed spreads well below 400 basis points. While this remains generous by historical standards, overall yields, on the other hand, are very low by historical standards. Investors are increasingly willing to expose capital to credit, which is squeezing the potential return. Spreads are currently at a level where historically the high yield market has become more sensitive to rising interest rates if and when they materialize. We would caution that a sharp spike in Treasury yields could dampen returns as it did during the second quarter of 2013. With high yield returning 3%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index in the first quarter of 2014, we do not believe this pace of returns will continue in the near-term. We remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, Default Monitor, April 1, 2014, page 2.
[2]	J.P. Morgan, Default Monitor, April 1, 2014, page 12.
[3]	J.P. Morgan, Default Monitor, April 1, 2014, page 13.
[4]	J.P. Morgan, High Yield Market Monitor, April 1, 2014, page 16.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
14Brookfield Investment Management Inc.

Helios High Income Fund, Inc.

THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2014 and subject to change based on subsequent developments.
2014 Annual Report15

Helios High Income Fund, Inc.
Portfolio Characteristics (Unaudited)
March 31, 2014

PORTFOLIO STATISTICS
Annualized dividend yield[1]	9.04%
Weighted average coupon	7.50%
Weighted average life	4.15 years
Percentage of leveraged assets	26.66%
Total number of holdings	133

CREDIT QUALITY[2]
BBB	2.6%
BB	15.0%
B	48.2%
CCC	24.8%
Unrated	7.1%
Cash	2.3%
Total	100.0%

ASSET ALLOCATION
Residential Mortgage Related Holdings	3.6%
Corporate Bonds	125.0%
Term Loans	3.6%
Common Stocks	2.7%
Warrants	0.5%
Liabilities in Excess of Other Assets	(35.4)%
Total	100.0%

[1]	Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2014 stock price.
[2]	Includes only invested assets and cash.
16Brookfield Investment Management Inc.

Helios High Income Fund, Inc.
Schedule of Investments
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.6%
Non-Agency Mortgage-Backed Securities – 3.6%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1]	0.29%	04/25/47	$ 386	$ 323,216
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.30	01/25/37	401	269,647
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [1,3,4]	0.00	02/25/37	264	—
Series 2014-1R, Class 2A11 [1,3,4]	0.34	02/25/37	875	387,188
Securitized Asset Backed Receivables LLC
Series 2007-BR4, Class A2B [1,2,5]	0.35	05/25/37	443	269,990
Series 2007-BR3, Class A2B [1,2,5]	0.37	04/25/37	581	356,881
Total Non-Agency Mortgage-Backed Securities				1,606,922
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $1,604,278)				1,606,922
CORPORATE BONDS – 125.0%
Automotive – 6.8%
American Axle & Manufacturing, Inc.	6.25	03/15/21	465	495,225
American Axle & Manufacturing, Inc.	7.75	11/15/19	200	231,000
Chrysler Group LLC [6]	8.25	06/15/21	600	678,750
Ford Motor Co. [6]	6.50	08/01/18	475	546,319
Jaguar Land Rover Automotive PLC [3,4,7]	8.13	05/15/21	400	454,000
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,250	125
Servus Luxembourg Holding SCA [3,4,7]	7.75	06/15/18	425	625,084
Total Automotive				3,030,503
Banking – 0.6%
Bilbao Luxembourg SA [7,10]	10.50	12/01/18	200	285,175
Basic Industry – 18.8%
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	700	526,750
Arch Coal, Inc. [6]	7.25	06/15/21	1,000	755,000
Associated Materials LLC [6]	9.13	11/01/17	550	578,874
Building Materials Corporation of America [3,4]	6.75	05/01/21	275	298,375
Cascades, Inc. [6,7]	7.75	12/15/17	550	573,375
FMG Resources August 2006 Property Ltd. [3,4,7]	6.88	04/01/22	375	404,062
Hexion US Finance Corp. [6]	9.00	11/15/20	750	742,500
Huntsman International LLC [6]	8.63	03/15/21	500	560,000
INEOS Group Holdings SA [3,4,6,7]	6.13	08/15/18	625	648,438
Masonite International Corp. [3,4,6,7]	8.25	04/15/21	575	634,656
Steel Dynamics, Inc. [6]	7.63	03/15/20	300	324,750
Tembec Industries, Inc. [6,7]	11.25	12/15/18	550	600,875
Trinseo Materials Operating SCA [7]	8.75	02/01/19	450	483,188
USG Corp. [6]	9.75	01/15/18	600	724,500
Xerium Technologies, Inc.	8.88	06/15/18	460	491,050
Total Basic Industry				8,346,393
Capital Goods – 10.0%
AAR Corp.	7.25	01/15/22	300	324,750
Ardagh Packaging Finance PLC [3,4,6,7]	6.75	01/31/21	600	627,000

See Notes to Financial Statements.
2014 Annual Report17

Helios High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Berry Plastics Corp. [6]	9.50%	05/15/18	$ 550	$ 581,625
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	700	777,000
Mueller Water Products, Inc. [6]	7.38	06/01/17	625	639,062
Reynolds Group Issuer, Inc. [6]	9.00	04/15/19	550	588,500
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	217	246,295
Terex Corp.	6.00	05/15/21	400	428,000
Terex Corp.	6.50	04/01/20	200	217,500
Total Capital Goods				4,429,732
Consumer Cyclical – 8.7%
ACCO Brands Corp. [6]	6.75	04/30/20	600	615,750
DineEquity, Inc. [6]	9.50	10/30/18	525	572,250
Levi Strauss & Co. [6]	7.63	05/15/20	500	543,125
Limited Brands, Inc.	7.60	07/15/37	300	319,500
Limited Brands, Inc.	8.50	06/15/19	250	302,500
Michael's Stores, Inc.	7.75	11/01/18	450	480,937
New Albertsons, Inc.	7.75	06/15/26	550	451,000
Roundy's Supermarkets, Inc. [3,4]	10.25	12/15/20	550	585,750
Total Consumer Cyclical				3,870,812
Consumer Non-Cyclical – 3.6%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	476	497,420
Easton-Bell Sports, Inc. [6]	9.75	12/01/16	475	500,541
Post Holdings, Inc.	7.38	02/15/22	550	591,250
Total Consumer Non-Cyclical				1,589,211
Energy – 17.5%
AmeriGas Partners LP	7.00	05/20/22	300	327,750
Atlas Pipeline Partners LP [6]	5.88	08/01/23	650	641,875
BreitBurn Energy Partners LP [6]	8.63	10/15/20	550	601,563
Calfrac Holdings LP [3,4,6]	7.50	12/01/20	600	630,000
EV Energy Partners LP [6]	8.00	04/15/19	550	569,250
Hilcorp Energy I LP [3,4,6]	8.00	02/15/20	500	541,250
Key Energy Services, Inc.	6.75	03/01/21	400	420,500
Linn Energy LLC [6]	8.63	04/15/20	600	651,750
Pioneer Natural Resources Co.	6.65	03/15/17	350	398,348
Precision Drilling Corp. [7]	6.63	11/15/20	450	481,500
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	400	432,000
Thunderbird Resource Equity I [6,9]	11.00	12/01/17	206	180,896
Trinidad Drilling Ltd. [3,4,6,7]	7.88	01/15/19	550	588,500
Venoco, Inc. [6]	8.88	02/15/19	525	530,250
W&T Offshore, Inc.	8.50	06/15/19	190	205,200
Total Energy				7,200,632
Finance & Investment – 1.4%
Numericable Finance & Company SCA [7]	12.38	02/15/19	244	412,619
Puma International Financing SA [3,4,7]	6.75	02/01/21	225	227,813
Total Finance & Investment				640,432
Healthcare – 10.0%
CHS/Community Health Systems, Inc. [6]	7.13	07/15/20	575	623,875

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

Helios High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
DJO Finance LLC	9.88%	04/15/18	$ 400	$ 436,000
HCA, Inc. [6]	8.00	10/01/18	550	651,750
inVentiv Health, Inc. [3,4]	11.00	08/15/18	215	198,337
Jaguar Holding Company II [3,4,6]	9.50	12/01/19	500	556,250
Kindred Healthcare, Inc. [3,4]	6.38	04/15/22	600	601,500
Kindred Healthcare, Inc. [6]	8.25	06/01/19	575	615,969
Polymer Group, Inc. [6]	7.75	02/01/19	525	561,750
Service Corporation International [6]	6.75	04/01/16	750	815,625
Total Healthcare				5,061,056
Media – 9.8%
Cablevision Systems Corp. [6]	8.63	09/15/17	750	890,625
CCO Holdings LLC [6]	8.13	04/30/20	750	821,250
Cenveo Corp. [6]	8.88	02/01/18	575	586,500
Clear Channel Communications, Inc. [6]	9.00	03/01/21	600	626,250
Cumulus Media Holdings, Inc. [6]	7.75	05/01/19	575	612,375
Mediacom LLC [6]	9.13	08/15/19	550	588,500
National CineMedia LLC	6.00	04/15/22	200	211,000
Total Media				4,336,500
Real Estate – 1.3%
Realogy Corp. [3,4,6]	7.88	02/15/19	550	593,313
Services – 19.6%
Avis Budget Car Rental LLC	5.50	04/01/23	300	302,250
Avis Budget Car Rental LLC [6]	8.25	01/15/19	550	589,875
Boyd Gaming Corp. [6]	9.00	07/01/20	600	663,750
Casella Waste Systems, Inc. [6]	7.75	02/15/19	775	804,063
Chester Downs & Marina LLC [3,4,6]	9.25	02/01/20	600	597,000
GLP Capital LP [3,4]	5.38	11/01/23	450	462,375
Iron Mountain, Inc.	6.00	08/15/23	450	478,125
Iron Mountain, Inc. [6]	8.38	08/15/21	250	265,000
Isle of Capri Casinos, Inc.	5.88	03/15/21	350	355,250
Jurassic Holdings III, Inc. [3,4]	6.88	02/15/21	100	103,000
KM Germany Holdings GmbH [7]	8.75	12/15/20	250	385,799
Legrand France SA [6,7]	8.50	02/15/25	500	664,524
MGM Resorts International [6]	7.63	01/15/17	550	627,687
MTR Gaming Group, Inc.	11.50	08/01/19	553	624,838
Palace Entertainment Holdings LLC [3,4,6]	8.88	04/15/17	550	570,625
RPG Byty, s.r.o [7]	6.75	05/01/20	200	281,042
Sotheby's [3,4]	5.25	10/01/22	300	293,250
United Rentals North America, Inc.	7.63	04/15/22	275	308,344
United Rentals North America, Inc.	8.25	02/01/21	300	335,625
Total Services				8,712,422
Technology & Electronics – 3.2%
First Data Corp. [6]	11.25	01/15/21	700	798,875
Freescale Semiconductor, Inc. [6]	8.05	02/01/20	283	310,946
ION Geophysical Corp. [3,4]	8.13	05/15/18	325	305,500
Total Technology & Electronics				1,415,321

See Notes to Financial Statements.
2014 Annual Report19

Helios High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Telecommunications – 13.7%
CenturyLink, Inc. [6]	7.65%	03/15/42	$ 600	$ 566,250
Cincinnati Bell, Inc. [6]	8.75	03/15/18	600	627,750
CyrusOne LP	6.38	11/15/22	150	158,250
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	375	401,250
Frontier Communications Corp. [6]	7.13	03/15/19	950	1,052,125
Intelsat Luxembourg SA [3,4,6,7]	7.75	06/01/21	600	631,500
Level 3 Communications, Inc. [6]	8.88	06/01/19	600	659,250
Level 3 Financing, Inc. [3,4]	6.13	01/15/21	150	158,250
PAETEC Holding Corp.	9.88	12/01/18	300	329,250
T-Mobile USA, Inc. [6]	6.63	04/01/23	575	609,500
Windstream Corp. [6]	7.50	06/01/22	575	606,625
Zayo Group LLC	10.13	07/01/20	250	290,000
Total Telecommunications				6,090,000
Total CORPORATE BONDS (Cost $52,461,435)				55,601,502
TERM LOANS – 3.6%
Albertson, Inc. [1,4]	4.75	03/21/19	199	199,660
Fairpoint Communications, Inc. [1,4]	7.50	02/14/19	322	331,576
Four Seasons Holdings, Inc. [1,4]	6.25	12/13/20	300	304,125
inVentiv Health, Inc. [1,4]	7.50	08/04/16	425	424,575
Roundy's Supermarkets, Inc. [1,4]	5.75	02/21/21	150	150,063
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	33	23,538
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	230	165,353
Total TERM LOANS (Cost $1,606,461)				1,598,890

	Shares	Value (Note 2)
COMMON STOCKS – 2.7%
Automotive – 0.4%
Ford Motor Co.	10,000	156,000
Capital Goods – 0.4%
General Electric Co.	6,150	159,224
Services – 0.2%
Iron Mountain, Inc.	4,000	110,280
Telecommunications – 1.7%
AT&T, Inc.	4,590	160,971
CenturyLink, Inc.	4,530	148,765
Frontier Communications Corp.	65,161	371,418
Windstream Holdings, Inc.	8,300	68,392
Total Telecommunications		749,546
Total COMMON STOCKS (Cost $1,145,264)		1,175,050

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

Helios High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Shares	Value (Note 2)
WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. [11] Expiration: July 2016 Exercise Price: $10.00	5,546	$ 137,763
General Motors Financial Company, Inc. [11] Expiration: July 2019 Exercise Price: $18.33	5,546	96,556
Total Automotive		234,319
Total WARRANTS (Cost $336,206)		234,319
Total Investments – 135.4% (Cost $57,153,644)		60,216,683
Liabilities in Excess of Other Assets – (35.4)%		(15,748,047)
TOTAL NET ASSETS – 100.0%		$ 44,468,636

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2014.
2	— Investment in subprime security. As of March 31, 2014, the total value of all such securities was $896,518 or 2.0% of net assets.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the total value of all such securities was $13,299,981 or 29.9% of net assets.
4	— Private Placement.
5	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
6	— All or a portion of the principal amount is pledged as collateral for credit facility.
7	— Foreign security or a U.S. security of a foreign company.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2014, the total value of all such securities was $125 or 0.0% of net assets.
9	— Issuer is currently in default on its regularly scheduled interest payment.
10	— Payment in kind security.
11	— Non-income producing security.

See Notes to Financial Statements.
2014 Annual Report21

Helios Multi-Sector High Income Fund, Inc.

OBJECTIVE & STRATEGY
Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the fiscal year ended March 31, 2014, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on net asset value of 12.86% and a total return based on market price of 18.90%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.80 on March 31, 2014, the Fund’s shares had a dividend yield of 9.26%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.
The Fund was overweight in Automotive, Basic Industry, Capital Goods and Telecommunications. Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds which benefitted from stronger production in North America and Europe. The Basic Industry sector had a slight drag on performance. The bonds of coal companies moved lower during the period due to price competition from cheap natural gas which is pressuring coal prices. The Capital Goods overweight was basically a market performer for
22Brookfield Investment Management Inc.

Helios Multi-Sector High Income Fund, Inc.

the portfolio during the twelve months. In the Telecommunications sector, Frontier was the biggest driver of fund performance during the period.
The Fund was underweight in Banking, Financial Services, Technology and Utility. Since Banking underperformed the market, our lack of exposure contributed to relative performance. By contrast, the Financial Services sector outperformed the market, making our underweight serve as a slight detractor to performance. The Technology sector underperformed the market, making our underweight a contributor to performance. The return from the Utility sector was flat.
HIGH YIELD MARKET COMMENTARY
During the twelve-month period ending March 31, 2014, geopolitical and global macroeconomic concerns, as well as the possibility of higher interest rates, took center stage for high yield investors. Despite concerns about discord in the U.S. government, the greatest fear on investors’ minds was the prospect of the Federal Reserve reducing their bond buying stimulus program and the likelihood of resulting higher interest rates. Those fears were realized in May 2013 when the Chairman of the Federal Reserve told Congress that tapering was imminent. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter with investors enjoying higher levels of interest rates overall.
The high yield market returned 7.53% for the twelve-month period ending March 31, 2014, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. During the period, more equity-sensitive CCC-rated bonds returned 10.46%, fueled by the risk-on rally, measured by the CCC-rated portion of the BofA Merrill Lynch U.S. High Yield Master II Index. Investors drove markets higher in a search for yield as the 10-Year U.S. Treasury rate ended the period at 2.72%, 87 basis points higher than they were a year ago. The high yield spread ended the period at 370 basis points.
Lower rated names outperformed as is typical in a high yield rally. Higher rated names tend to be more interest rate sensitive, while lower rated names tend to be more correlated to the equity market. In general, investors were comfortable taking risks, resulting in outperformance by equities, CCC-rated bonds and European high yield bonds. Leveraged loans, which tend to be lower risk due to shorter duration and greater seniority, significantly underperformed high yield bonds.
Credit conditions positive despite signs of re-risking
Credit conditions remain very good, with the trailing twelve-month default rate declining to 0.6%1, the lowest since 2007. We believe defaults will remain low for the foreseeable future since we are seeing only modest re-risking on the part of high yield companies. The upgrade-to-downgrade ratio (as measured by bond rating agencies) continued to improve, ending the twelve-month period at 1.42. This suggests that credit is continuing to improve as measured by the rating agencies.
Our view is positively disposed toward credit. We continue to monitor credit trends and are seeing some signs of re-risking taking place, but are not seeing those trends accelerate. Lower-rated new issue volume as a percent of total issuance was 16.9% in the March 2014 quarter, which is down from 18.8%3 in 2013. Refinancing as a percent of new issue proceeds rose to 57%, from 56% last year4; refinancing tends to reduce credit risk by extending maturities. We also saw a reduction in the issuance of PIK/toggle bonds, which tend to be higher risk than cash pay bonds (since the issuer has the option to make some interest payments in bonds rather than cash.)
OUTLOOK
We believe the high yield bond market will continue to enjoy the fruits of solid credit fundamentals. The modest pace of economic growth over the past five years has, in many ways, been ideal for high yield bond investors. In
2014 Annual Report23

Helios Multi-Sector High Income Fund, Inc.

many ways this is a “Goldilocks economy”, neither too hot nor too cold. Faster growth would have required companies to borrow to expand capacity. Slower growth might have pressured profits. The uncertainty surrounding Fed policy, international growth, and international politics has kept corporate managements conservative and tempered the animal spirits which typically push leverage higher at this stage of the cycle.
Going forward, the potential risks for the high yield market are unforeseen events that may cause investors to become risk-averse. We anticipate headline risk to occur with a possible TXU bankruptcy filing. The recent risk-on rally has pushed spreads well below 400 basis points. While this remains generous by historical standards, overall yields, on the other hand, are very low by historical standards. Investors are increasingly willing to expose capital to credit, which is squeezing the potential return. Spreads are currently at a level where historically the high yield market has become more sensitive to rising interest rates if and when they materialize. We would caution that a sharp spike in Treasury yields could dampen returns as it did during the second quarter of 2013. With high yield returning 3%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index in the first quarter of 2014, we do not believe this pace of returns will continue in the near-term. We remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, Default Monitor, April 1, 2014, page 2.
[2]	J.P. Morgan, Default Monitor, April 1, 2014, page 12.
[3]	J.P. Morgan, Default Monitor, April 1, 2014, page 13.
[4]	J.P. Morgan, High Yield Market Monitor, April 1, 2014, page 16.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy,
24Brookfield Investment Management Inc.

Helios Multi-Sector High Income Fund, Inc.

completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2014 and subject to change based on subsequent developments.
2014 Annual Report25

Helios Multi-Sector High Income Fund, Inc.
Portfolio Characteristics (Unaudited)
March 31, 2014

PORTFOLIO STATISTICS
Annualized dividend yield[1]	9.26%
Weighted average coupon	7.54%
Weighted average life	4.33 years
Percentage of leveraged assets	25.45%
Total number of holdings	136

CREDIT QUALITY[2]
BBB	2.5%
BB	16.1%
B	47.6%
CCC	24.6%
Unrated	7.2%
Cash	2.0%
Total	100.0%

ASSET ALLOCATION
Residential Mortgage Related Holdings	3.6%
Corporate Bonds	124.5%
Term Loans	3.6%
Common Stocks	2.6%
Warrants	0.5%
Liabilities in Excess of Other Assets	(34.8)%
Total	100.0%

[1]	Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2014 stock price.
[2]	Includes only invested assets and cash.
26Brookfield Investment Management Inc.

Helios Multi-Sector High Income Fund, Inc.
Schedule of Investments
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.6%
Non-Agency Mortgage-Backed Securities – 3.6%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1]	0.29%	04/25/47	$ 386	$ 361,849
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.30	01/25/37	448	301,251
Nomura Resecuritization Trust
Series 2014-1R, Class 2A6 [1,3,4]	0.00	02/25/37	295	—
Series 2014-1R, Class 2A11 [1,3,4]	0.34	02/25/37	980	433,650
Securitized Asset Backed Receivables LLC
Series 2007-BR4, Class A2B [1,2,5]	0.35	05/25/37	497	302,763
Series 2007-BR3, Class A2B [1,2,5]	0.37	04/25/37	651	399,791
Total Non-Agency Mortgage-Backed Securities				1,799,304
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $1,796,344)				1,799,304
CORPORATE BONDS – 124.5%
Automotive – 6.7%
American Axle & Manufacturing, Inc.	6.25	03/15/21	475	505,875
American Axle & Manufacturing, Inc.	7.75	11/15/19	275	317,625
Chrysler Group LLC [6]	8.25	06/15/21	625	707,031
Ford Motor Co. [6]	6.50	08/01/18	525	603,826
Jaguar Land Rover Automotive PLC [3,4,7]	8.13	05/15/21	475	539,125
Motors Liquidation Co. [8,9]	8.38	07/15/33	1,500	150
Servus Luxembourg Holding SCA [3,4,7]	7.75	06/15/18	475	698,624
Total Automotive				3,372,256
Banking – 0.7%
Bilbao Luxembourg SA [7,10]	10.50	12/01/18	250	356,469
Basic Industry – 19.3%
Alpha Natural Resources, Inc. [6]	6.25	06/01/21	750	564,375
Arch Coal, Inc. [6]	7.25	06/15/21	1,100	830,500
Associated Materials LLC [6]	9.13	11/01/17	625	657,812
Building Materials Corporation of America [3,4]	6.75	05/01/21	300	325,500
Cascades, Inc. [6,7]	7.75	12/15/17	625	651,562
FMG Resources August 2006 Property Ltd. [3,4,7]	6.88	04/01/22	400	431,000
Hexion US Finance Corp. [6]	9.00	11/15/20	850	841,500
Huntsman International LLC [6]	8.63	03/15/21	550	616,000
INEOS Group Holdings SA [3,4,6,7]	6.13	08/15/18	700	726,250
Masonite International Corp. [3,4,6,7]	8.25	04/15/21	625	689,844
Millar Western Forest Products Ltd. [7]	8.50	04/01/21	325	342,063
Steel Dynamics, Inc. [6]	7.63	03/15/20	325	351,812
Tembec Industries, Inc. [6,7]	11.25	12/15/18	625	682,812
Trinseo Materials Operating SCA [7]	8.75	02/01/19	525	563,719
USG Corp. [6]	9.75	01/15/18	675	815,063
Xerium Technologies, Inc.	8.88	06/15/18	525	560,438
Total Basic Industry				9,650,250
Capital Goods – 9.8%
AAR Corp.	7.25	01/15/22	350	378,875

See Notes to Financial Statements.
2014 Annual Report27

Helios Multi-Sector High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Ardagh Packaging Finance PLC [3,4,6,7]	6.75%	01/31/21	$ 675	$ 705,375
Berry Plastics Corp. [6]	9.50	05/15/18	625	660,937
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	775	860,250
Mueller Water Products, Inc. [6]	7.38	06/01/17	625	639,062
Reynolds Group Issuer, Inc. [6]	9.00	04/15/19	625	668,750
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	253	287,155
Terex Corp.	6.00	05/15/21	425	454,750
Terex Corp.	6.50	04/01/20	225	244,688
Total Capital Goods				4,899,842
Consumer Cyclical – 9.4%
ACCO Brands Corp. [6]	6.75	04/30/20	675	692,719
DineEquity, Inc. [6]	9.50	10/30/18	600	654,000
Levi Strauss & Co. [6]	7.63	05/15/20	675	733,219
Limited Brands, Inc.	7.60	07/15/37	375	399,375
Limited Brands, Inc.	8.50	06/15/19	250	302,500
Michael's Stores, Inc.	7.75	11/01/18	475	507,656
New Albertsons, Inc. [6]	7.75	06/15/26	600	492,000
Roundy's Supermarkets, Inc. [3,4]	10.25	12/15/20	625	665,625
Sally Holdings LLC	6.88	11/15/19	250	273,750
Total Consumer Cyclical				4,720,844
Consumer Non-Cyclical – 3.5%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	534	558,030
Easton-Bell Sports, Inc. [6]	9.75	12/01/16	525	553,229
Post Holdings, Inc. [6]	7.38	02/15/22	625	671,875
Total Consumer Non-Cyclical				1,783,134
Energy – 17.0%
AmeriGas Partners LP	7.00	05/20/22	325	355,062
Atlas Pipeline Partners LP [6]	5.88	08/01/23	725	715,938
BreitBurn Energy Partners LP [6]	8.63	10/15/20	625	683,594
Calfrac Holdings LP [3,4,6]	7.50	12/01/20	650	682,500
EV Energy Partners LP [6]	8.00	04/15/19	625	646,875
Hilcorp Energy I LP [3,4,6]	8.00	02/15/20	675	730,687
Key Energy Services, Inc.	6.75	03/01/21	375	394,219
Linn Energy LLC [6]	8.63	04/15/20	660	716,925
Pioneer Natural Resources Co.	6.65	03/15/17	400	455,255
Precision Drilling Corp. [7]	6.63	11/15/20	225	240,750
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	450	486,000
Thunderbird Resource Equity I [6,9]	11.00	12/01/17	233	205,084
Trinidad Drilling Ltd. [3,4,6,7]	7.88	01/15/19	625	668,750
Venoco, Inc. [6]	8.88	02/15/19	600	606,000
W&T Offshore, Inc.	8.50	06/15/19	220	237,600
Total Energy				7,825,239
Finance & Investment – 1.4%
Numericable Finance & Company SCA [7]	12.38	02/15/19	276	467,635
Puma International Financing SA [3,4,7]	6.75	02/01/21	225	227,812
Total Finance & Investment				695,447

See Notes to Financial Statements.
28Brookfield Investment Management Inc.

Helios Multi-Sector High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Healthcare – 9.2%
CHS/Community Health Systems, Inc. [6]	7.13%	07/15/20	$ 675	$ 732,375
DJO Finance LLC	9.88	04/15/18	475	517,750
HCA, Inc. [6]	8.00	10/01/18	625	740,625
inVentiv Health, Inc. [3,4]	11.00	08/15/18	245	226,012
Jaguar Holding Company II [3,4,6]	9.50	12/01/19	625	695,312
Kindred Healthcare, Inc. [3,4]	6.38	04/15/22	700	701,750
Kindred Healthcare, Inc. [6]	8.25	06/01/19	650	696,313
Polymer Group, Inc. [6]	7.75	02/01/19	600	642,000
Service Corporation International [6]	6.75	04/01/16	325	353,438
Total Healthcare				5,305,575
Media – 9.2%
Cablevision Systems Corp. [6]	8.63	09/15/17	750	890,625
CCO Holdings LLC [6]	8.13	04/30/20	675	739,125
Cenveo Corp. [6]	8.88	02/01/18	675	688,500
Clear Channel Communications, Inc. [6]	9.00	03/01/21	650	678,438
Cumulus Media Holdings, Inc. [6]	7.75	05/01/19	650	692,250
Mediacom LLC [6]	9.13	08/15/19	625	668,750
National CineMedia LLC	6.00	04/15/22	225	237,375
Total Media				4,595,063
Real Estate – 1.3%
Realogy Corp. [3,4,6]	7.88	02/15/19	625	674,219
Services – 20.4%
Avis Budget Car Rental LLC	5.50	04/01/23	350	352,625
Avis Budget Car Rental LLC [6]	8.25	01/15/19	625	670,312
Boyd Gaming Corp. [6]	9.00	07/01/20	650	719,063
Casella Waste Systems, Inc. [6]	7.75	02/15/19	825	855,938
Chester Downs & Marina LLC [3,4,6]	9.25	02/01/20	700	696,500
GLP Capital LP [3,4]	5.38	11/01/23	550	565,125
Iron Mountain, Inc.	6.00	08/15/23	500	531,250
Iron Mountain, Inc. [6]	8.38	08/15/21	275	291,500
Isle of Capri Casinos, Inc.	5.88	03/15/21	350	355,250
Jurassic Holdings III, Inc. [3,4]	6.88	02/15/21	100	103,000
KM Germany Holdings GmbH [7]	8.75	12/15/20	300	462,959
Legrand France SA [6,7]	8.50	02/15/25	500	664,524
MGM Resorts International [6]	7.63	01/15/17	475	542,094
MTR Gaming Group, Inc. [6]	11.50	08/01/19	628	710,013
Palace Entertainment Holdings LLC [3,4,6]	8.88	04/15/17	625	648,437
PulteGroup, Inc. [6]	6.38	05/15/33	600	588,000
RPG Byty, s.r.o [7]	6.75	05/01/20	250	351,303
Sotheby's [3,4]	5.25	10/01/22	350	342,125
United Rentals North America, Inc.	7.63	04/15/22	325	364,406
United Rentals North America, Inc.	8.25	02/01/21	350	391,562
Total Services				10,205,986
Technology & Electronics – 3.2%
First Data Corp. [6]	11.25	01/15/21	800	913,000

See Notes to Financial Statements.
2014 Annual Report29

Helios Multi-Sector High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Freescale Semiconductor, Inc. [6]	8.05%	02/01/20	$ 321	$ 352,699
ION Geophysical Corp. [3,4]	8.13	05/15/18	350	329,000
Total Technology & Electronics				1,594,699
Telecommunications – 13.4%
CenturyLink, Inc. [6]	7.65	03/15/42	650	613,438
Cincinnati Bell, Inc. [6]	8.75	03/15/18	650	680,062
CyrusOne LP	6.38	11/15/22	175	184,625
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	425	454,750
Frontier Communications Corp. [6]	7.13	03/15/19	1,050	1,162,875
Intelsat Luxembourg SA [3,4,6,7]	7.75	06/01/21	650	684,125
Level 3 Communications, Inc. [6]	8.88	06/01/19	650	714,188
Level 3 Financing, Inc. [3,4]	6.13	01/15/21	150	158,250
PAETEC Holding Corp.	9.88	12/01/18	375	411,562
T-Mobile USA, Inc. [6]	6.63	04/01/23	650	689,000
Windstream Corp. [6]	7.50	06/01/22	650	685,750
Zayo Group LLC	10.13	07/01/20	250	290,000
Total Telecommunications				6,728,625
Total CORPORATE BONDS (Cost $58,835,824)				62,407,648
TERM LOANS – 3.6%
Albertson, Inc. [1,4]	4.75	03/21/19	223	224,617
Fairpoint Communications, Inc. [1,4]	7.50	02/14/19	371	382,588
Four Seasons Holdings, Inc. [1,4]	6.25	12/13/20	325	329,469
inVentiv Health, Inc. [1,4]	7.50	08/04/16	475	474,525
Roundy's Supermarkets, Inc. [1,4]	5.75	02/21/21	175	175,074
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	36	25,678
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	251	180,384
Total TERM LOANS (Cost $1,799,220)				1,792,335

	Shares	Value (Note 2)
COMMON STOCKS – 2.6%
Automotive – 0.3%
Ford Motor Co.	11,300	176,280
Capital Goods – 0.4%
General Electric Co.	6,900	178,641
Services – 0.2%
Iron Mountain, Inc.	4,500	124,065
Telecommunications – 1.7%
AT&T, Inc.	5,200	182,364
CenturyLink, Inc.	5,140	168,798

See Notes to Financial Statements.
30Brookfield Investment Management Inc.

Helios Multi-Sector High Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Frontier Communications Corp.	73,148	$ 416,943
Windstream Holdings, Inc.	9,200	75,808
Total Telecommunications		843,913
Total COMMON STOCKS (Cost $1,270,219)		1,322,899
WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. [11] Expiration: July 2016 Exercise Price: $10.00	6,469	160,690
General Motors Financial Company, Inc. [11] Expiration: July 2019 Exercise Price: $18.33	6,469	112,626
Total Automotive		273,316
Total WARRANTS (Cost $384,116)		273,316
Total Investments – 134.8% (Cost $64,085,723)		67,595,502
Liabilities in Excess of Other Assets – (34.8)%		(17,468,951)
TOTAL NET ASSETS – 100.0%		$ 50,126,551

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2014.
2	— Investment in subprime security. As of March 31, 2014, the total value of all such securities was $1,003,805 or 2.0% of net assets.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the total value of all such securities was $15,134,532 or 30.2% of net assets.
4	— Private Placement.
5	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
6	— All or a portion of the principal amount is pledged as collateral for credit facility.
7	— Foreign security or a U.S. security of a foreign company.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2014, the total value of all such securities was $150 or 0.0% of net assets.
9	— Issuer is currently in default on its regularly scheduled interest payment.
10	— Payment in kind security.
11	— Non-income producing security.

See Notes to Financial Statements.
2014 Annual Report31

Helios Strategic Income Fund, Inc.

OBJECTIVE & STRATEGY
Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. Brookfield Investment Management Inc. (The "Adviser") will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the fiscal year ended March 31, 2014, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return based on net asset value of 10.61% and a total return based on market price of 14.04%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.78 on March 31, 2014, the Fund’s shares had a dividend yield of 8.85%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.
The Fund was overweight in Automotive, Basic Industry, Media and Real Estate. The Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds which benefitted from stronger production in North America and Europe. The Basic Industry sector had a slight drag on performance. The bonds of coal companies moved lower during the period due to price competition from cheap natural gas which is
32Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.

pressuring coal prices. The Media overweight worked against us as cable providers underperformed. The Real Estate overweight worked against performance as the bonds of several REITS declined due to higher interest rates.
The Fund was underweight in Energy, Financial Services, Healthcare and Utility. The Energy sector underperformed the market, which added to performance since we were underweight; additionally, strong security selection boosted returns. Financial Services were basically flat. The underweight in Healthcare was a neutral contributor to performance; however, very strong security selection caused the Fund to outperform in the sector. The underweight in Utility was a neutral contributor to performance.
HIGH YIELD MARKET COMMENTARY
During the twelve-month period ending March 31, 2014, geopolitical and global macroeconomic concerns, as well as the possibility of higher interest rates, took center stage for high yield investors. Despite concerns about discord in the U.S. government, the greatest fear on investors’ minds was the prospect of the Federal Reserve reducing their bond buying stimulus program and the likelihood of resulting higher interest rates. Those fears were realized in May 2013 when the Chairman of the Federal Reserve told Congress that tapering was imminent. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter with investors enjoying higher levels of interest rates overall.
The high yield market returned 7.53% for the twelve-month period ending March 31, 2014, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. During the period, more equity-sensitive CCC-rated bonds returned 10.46%, fueled by the risk-on rally, measured by the CCC-rated portion of the BofA Merrill Lynch U.S. High Yield Master II Index. Investors drove markets higher in a search for yield as the 10-Year U.S. Treasury rate ended the period at 2.72%, 87 basis points higher than they were a year ago. The high yield spread ended the period at 370 basis points.
Lower rated names outperformed as is typical in a high yield rally. Higher rated names tend to be more interest rate sensitive, while lower rated names tend to be more correlated to the equity market. In general, investors were comfortable taking risks, resulting in outperformance by equities, CCC-rated bonds and European high yield bonds. Leveraged loans, which tend to be lower risk due to shorter duration and greater seniority, significantly underperformed high yield bonds.
Credit conditions positive despite signs of re-risking
Credit conditions remain very good, with the trailing twelve-month default rate declining to 0.6%1, the lowest since 2007. We believe defaults will remain low for the foreseeable future since we are seeing only modest re-risking on the part of high yield companies. The upgrade-to-downgrade ratio (as measured by bond rating agencies) continued to improve, ending the twelve-month period at 1.42. This suggests that credit is continuing to improve as measured by the rating agencies.
Our view is positively disposed toward credit. We continue to monitor credit trends and are seeing some signs of re-risking taking place, but are not seeing those trends accelerate. Lower-rated new issue volume as a percent of total issuance was 16.9% in the March 2014 quarter, which is down from 18.8%3 in 2013. Refinancing as a percent of new issue proceeds rose to 57%, from 56% last year4; refinancing tends to reduce credit risk by extending maturities. We also saw a reduction in the issuance of PIK/toggle bonds, which tend to be higher risk than cash pay bonds (since the issuer has the option to make some interest payments in bonds rather than cash.)
2014 Annual Report33

Helios Strategic Income Fund, Inc.

OUTLOOK
We believe the high yield bond market will continue to enjoy the fruits of solid credit fundamentals. The modest pace of economic growth over the past five years has, in many ways, been ideal for high yield bond investors. In many ways this is a “Goldilocks economy”, neither too hot nor too cold. Faster growth would have required companies to borrow to expand capacity. Slower growth might have pressured profits. The uncertainty surrounding Fed policy, international growth, and international politics has kept corporate managements conservative and tempered the animal spirits which typically push leverage higher at this stage of the cycle.
Going forward, the potential risks for the high yield market are unforeseen events that may cause investors to become risk-averse. We anticipate headline risk to occur with a possible TXU bankruptcy filing. The recent risk-on rally has pushed spreads well below 400 basis points. While this remains generous by historical standards, overall yields, on the other hand, are very low by historical standards. Investors are increasingly willing to expose capital to credit, which is squeezing the potential return. Spreads are currently at a level where historically the high yield market has become more sensitive to rising interest rates if and when they materialize. We would caution that a sharp spike in Treasury yields could dampen returns as it did during the second quarter of 2013. With high yield returning 3%, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index in the first quarter of 2014, we do not believe this pace of returns will continue in the near-term. We remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, Default Monitor, April 1, 2014, page 2.
[2]	J.P. Morgan, Default Monitor, April 1, 2014, page 12.
[3]	J.P. Morgan, Default Monitor, April 1, 2014, page 13.
[4]	J.P. Morgan, High Yield Market Monitor, April 1, 2014, page 16.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.
34Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2014 and subject to change based on subsequent developments.
2014 Annual Report35

Helios Strategic Income Fund, Inc.
Portfolio Characteristics (Unaudited)
March 31, 2014

PORTFOLIO STATISTICS
Annualized dividend yield[1]	8.85%
Weighted average coupon	7.18%
Weighted average life	5.73 years
Percentage of leveraged assets	25.97%
Total number of holdings	123

CREDIT QUALITY[2]
BBB	25.6%
BB	11.2%
B	32.2%
CCC	21.2%
Unrated	8.2%
Cash	1.6%
Total	100.0%

ASSET ALLOCATION
Commercial Mortgage Related Holdings	3.6%
Corporate Bonds	120.8%
Term Loans	2.9%
Common Stocks	6.7%
Warrants	0.6%
Liabilities in Excess of Other Assets	(34.6)%
Total	100.0%

[1]	Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by March 31, 2014 stock price.
[2]	Includes only invested assets and cash.
36Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.
Schedule of Investments
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE RELATED HOLDINGS – 3.6%
Commercial Mortgage-Backed Securities – 3.6%
Commercial Mortgage Pass Through Certificates
Class A4, Series 2007-C9 [1]	5.80%	12/10/49	$ 500	$ 561,612
Wachovia Bank Commercial Mortgage Trust
Class A5, Series 2007-C30 [2]	5.34	12/15/43	890	974,809
Total Commercial Mortgage-Backed Securities				1,536,421
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $1,457,749)				1,536,421
CORPORATE BONDS – 120.8%
Automotive – 5.4%
American Axle & Manufacturing, Inc.	6.63	10/15/22	475	514,781
American Axle & Manufacturing, Inc.	7.75	11/15/19	175	202,125
Chrysler Group LLC [2]	8.25	06/15/21	525	593,906
Ford Motor Co. [2]	6.50	08/01/18	450	517,566
Jaguar Land Rover Automotive PLC [2,3,4,5]	8.13	05/15/21	400	454,000
Motors Liquidation Co. [6,7]	8.38	07/15/33	1,250	125
Total Automotive				2,282,503
Banking – 1.3%
The Goldman Sachs Group, Inc. [2]	3.63	01/22/23	575	565,631
Basic Industry – 16.4%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,093,373
Alpha Natural Resources, Inc. [2]	6.25	06/01/21	625	470,313
Arch Coal, Inc. [2]	7.25	06/15/21	950	717,250
Associated Materials LLC [2]	9.13	11/01/17	525	552,562
Cascades, Inc. [2,5]	7.88	01/15/20	525	561,750
Hexion US Finance Corp. [2]	9.00	11/15/20	700	693,000
INEOS Group Holdings SA [2,3,4,5]	6.13	08/15/18	600	622,500
Masonite International Corp. [2,3,4,5]	8.25	04/15/21	530	584,987
Tembec Industries, Inc. [5]	11.25	12/15/18	375	409,687
The Dow Chemical Co.	5.70	05/15/18	287	326,181
Trinseo Materials Operating SCA [5]	8.75	02/01/19	450	483,188
Xerium Technologies, Inc. [2]	8.88	06/15/18	425	453,688
Total Basic Industry				6,968,479
Capital Goods – 14.0%
AGCO Corp. [2]	5.88	12/01/21	525	570,943
Ardagh Packaging Finance PLC [2,3,4,5]	6.75	01/31/21	550	574,750
Bank of America Corp. [2]	3.30	01/11/23	575	554,351
Berry Plastics Corp. [2]	9.50	05/15/18	525	555,187
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	500	555,000
DP World Sukuk Ltd. [3,4,5]	6.25	07/02/17	400	443,520
General Electric Capital Corp. [1,2]	5.25	06/29/49	1,000	972,700
Mueller Water Products, Inc. [2]	7.38	06/01/17	350	357,875
Reynolds Group Issuer, Inc. [2]	9.00	04/15/19	525	561,750
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	198	224,730
Tyco Electronics Group S.A. [2,5]	6.55	10/01/17	500	578,188
Total Capital Goods				5,948,994

See Notes to Financial Statements.
2014 Annual Report37

Helios Strategic Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Consumer Cyclical – 10.1%
ACCO Brands Corp.	6.75%	04/30/20	$ 500	$ 513,125
International Game Technology	7.50	06/15/19	250	293,492
Levi Strauss & Co. [2]	7.63	05/15/20	475	515,969
Limited Brands, Inc. [2]	7.60	07/15/37	350	372,750
Macy's Retail Holdings, Inc. [2]	2.88	02/15/23	575	538,391
New Albertsons, Inc.	7.75	06/15/26	500	410,000
Newell Rubbermaid, Inc.	4.00	06/15/22	525	535,961
Roundy's Supermarkets, Inc. [3,4]	10.25	12/15/20	525	559,125
Wyndham Worldwide Corp.	4.25	03/01/22	525	531,019
Total Consumer Cyclical				4,269,832
Consumer Non-Cyclical – 4.8%
Altria Group, Inc.	9.70	11/10/18	111	145,700
Anheuser-Busch InBev Worldwide, Inc. [2]	7.75	01/15/19	1,000	1,238,740
C&S Group Enterprises LLC [2,3,4]	8.38	05/01/17	400	418,000
DP World Ltd. [3,4,5]	6.85	07/02/37	200	216,300
Total Consumer Non-Cyclical				2,018,740
Energy – 13.5%
Atlas Pipeline Partners LP [2]	5.88	08/01/23	625	617,188
BreitBurn Energy Partners LP [2]	8.63	10/15/20	525	574,219
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	550	577,500
EV Energy Partners LP [2]	8.00	04/15/19	525	543,375
Hilcorp Energy I LP [2,3,4]	8.00	02/15/20	475	514,187
Linn Energy LLC	8.63	04/15/20	140	152,075
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	375	405,000
SESI LLC	7.13	12/15/21	500	557,500
Thunderbird Resource Equity I [2,7]	11.00	12/01/17	194	171,041
Trinidad Drilling Ltd. [2,3,4,5]	7.88	01/15/19	310	331,700
Venoco, Inc. [2]	8.88	02/15/19	500	505,000
W&T Offshore, Inc.	8.50	06/15/19	185	199,800
Total Energy				5,148,585
Finance & Investment – 4.4%
HCP, Inc.	3.15	08/01/22	550	526,017
KKR Group Finance Company LLC [3,4]	6.38	09/29/20	475	548,250
Morgan Stanley	4.88	11/01/22	550	577,931
Puma International Financing SA [3,4,5]	6.75	02/01/21	225	227,812
Total Finance & Investment				1,880,010
Healthcare – 4.9%
DJO Finance LLC	9.88	04/15/18	300	327,000
HCA, Inc. [2]	8.00	10/01/18	525	622,125
inVentiv Health, Inc. [3,4]	11.00	08/15/18	205	189,112
Jaguar Holding Company II [2,3,4]	9.50	12/01/19	300	333,750
Kindred Healthcare, Inc. [3,4]	6.38	04/15/22	600	601,500
Kindred Healthcare, Inc. [2]	8.25	06/01/19	550	589,188
Total Healthcare				2,662,675

See Notes to Financial Statements.
38Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Media – 9.3%
Cablevision Systems Corp. [2]	8.63%	09/15/17	$ 475	$ 564,063
CCO Holdings LLC [2]	8.13	04/30/20	550	602,250
Cenveo Corp.	8.88	02/01/18	550	561,000
Clear Channel Communications, Inc. [2]	9.00	03/01/21	500	521,875
Cumulus Media Holdings, Inc. [2]	7.75	05/01/19	475	505,875
Mediacom LLC [2]	9.13	08/15/19	525	561,750
Time Warner Cable, Inc. [2]	8.25	04/01/19	500	622,978
Total Media				3,939,791
Real Estate – 2.6%
Realogy Corp. [2,3,4]	7.88	02/15/19	525	566,344
Ventas Realty LP [2]	3.25	08/15/22	575	554,087
Total Real Estate				1,120,431
Services – 15.1%
Avis Budget Car Rental LLC [2]	8.25	01/15/19	525	563,062
Boyd Gaming Corp. [2]	9.00	07/01/20	575	636,094
Casella Waste Systems, Inc. [2]	7.75	02/15/19	725	752,187
Chester Downs & Marina LLC [2,3,4]	9.25	02/01/20	575	572,125
Iron Mountain, Inc.	6.00	08/15/23	275	292,188
Iron Mountain, Inc.	8.38	08/15/21	225	238,500
Legrand France SA [2,5]	8.50	02/15/25	450	598,072
MGM Resorts International [2]	7.63	01/15/17	400	456,500
MTR Gaming Group, Inc. [2]	11.50	08/01/19	528	596,419
Palace Entertainment Holdings LLC [2,3,4]	8.88	04/15/17	525	544,687
Sotheby's [3,4]	5.25	10/01/22	300	293,250
United Rentals North America, Inc.	8.25	02/01/21	275	307,656
Wynn Las Vegas LLC [2,3,4]	4.25	05/30/23	600	577,500
Total Services				6,428,240
Technology & Electronics – 3.2%
First Data Corp. [2]	11.25	01/15/21	700	798,875
Freescale Semiconductor, Inc. [2]	8.05	02/01/20	268	294,465
ION Geophysical Corp. [3,4]	8.13	05/15/18	300	282,000
Total Technology & Electronics				1,375,340
Telecommunications – 15.8%
Cincinnati Bell, Inc. [2]	8.75	03/15/18	575	601,594
DIRECTV Holdings LLC	3.80	03/15/22	550	544,246
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	350	374,500
Frontier Communications Corp. [2]	7.13	03/15/19	725	802,937
Intelsat Luxembourg SA [3,4,5]	7.75	06/01/21	550	578,875
Level 3 Communications, Inc. [2]	8.88	06/01/19	525	576,844
PAETEC Holding Corp.	9.88	12/01/18	250	274,375
Qwest Corp. [2]	6.88	09/15/33	1,000	986,143
Symantec Corp.	3.95	06/15/22	550	545,245
T-Mobile USA, Inc.	6.63	04/01/23	290	307,400

See Notes to Financial Statements.
2014 Annual Report39

Helios Strategic Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS (continued)
Windstream Corp.	7.50%	06/01/22	$ 550	$ 580,250
WPP Finance 2010 [5]	3.63	09/07/22	550	540,983
Total Telecommunications				6,713,392
Total CORPORATE BONDS (Cost $48,757,175)				51,322,643
TERM LOANS – 2.9%
Albertson, Inc. [1,4]	4.75	03/21/19	199	199,660
Fairpoint Communications, Inc. [1,4]	7.50	02/14/19	297	306,070
inVentiv Health, Inc. [1,4]	7.50	08/04/16	400	399,600
Roundy's Supermarkets, Inc. [1,4]	5.75	02/21/21	150	150,063
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	30	21,398
Texas Competitive Electric Holdings Company LLC [1,4]	4.74	10/10/17	209	150,321
Total TERM LOANS (Cost $1,240,224)				1,227,112

	Shares	Value (Note 2)
COMMON STOCKS – 6.7%
Automotive – 0.3%
Ford Motor Co.	9,500	148,200
Basic Industry – 0.6%
EnLink Midstream Partners LP	7,800	237,276
Capital Goods – 0.4%
General Electric Co.	5,800	150,162
Consumer Staples – 1.0%
B&G Foods, Inc.	13,810	415,819
Energy – 0.6%
BreitBurn Energy Partners LP	13,075	261,108
Services – 0.2%
Iron Mountain, Inc.	3,800	104,766
Telecommunications – 3.6%
AT&T, Inc.	8,500	298,095
CenturyLink, Inc.	9,500	311,980
Frontier Communications Corp.	61,585	351,034
Verizon Communications, Inc.	7,500	356,775
Windstream Holdings, Inc.	26,350	217,124
Total Telecommunications		1,535,008
Total COMMON STOCKS (Cost $2,407,832)		2,852,339

See Notes to Financial Statements.
40Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.
Schedule of Investments (continued)
March 31, 2014

	Shares	Value (Note 2)
WARRANTS – 0.6%
Automotive – 0.6%
General Motors Financial Company, Inc. [8] Expiration: July 2016 Exercise Price: $10.00	5,546	$ 137,763
General Motors Financial Company, Inc. [8] Expiration: July 2019 Exercise Price: $18.33	5,546	96,556
Total Automotive		234,319
Total WARRANTS (Cost $336,206)		234,319
Total Investments – 134.6% (Cost $54,199,186)		57,172,834
Liabilities in Excess of Other Assets – (34.6)%		(14,697,044)
TOTAL NET ASSETS – 100.0%		$ 42,475,790

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	— Variable rate security – Interest rate shown is the rate in effect as of March 31, 2014.
2	— All or a portion of the principal amount is pledged as collateral for credit facility.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2014, the total value of all such securities was $11,616,004 or 27.3% of net assets.
4	— Private Placement.
5	— Foreign security or a U.S. security of a foreign company.
6	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2014, the total value of all such securities was $125 or 0.0% of net assets.
7	— Issuer is currently in default on its regularly scheduled interest payment.
8	— Non-income producing security.

See Notes to Financial Statements.
2014 Annual Report41

HELIOS FUNDS
Statements of Assets and Liabilities
March 31, 2014

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$ 83,425,033	$ 60,216,683	$ 67,595,502	$ 57,172,834
Cash	1,896,407	1,419,682	1,391,042	951,927
Interest and dividends receivable	1,621,194	1,165,537	1,319,300	972,363
Dividend reinvestment receivable	—	—	3,258	—
Receivable for open forward currency contracts	16,345	11,421	13,439	—
Principal paydown receivable	1,871	1,310	1,497	1,248
Prepaid expenses	3,122	2,207	2,503	2,105
Total assets	86,963,972	62,816,840	70,326,541	59,100,477
Liabilities:
Payable for credit facility (Note 6)	21,400,000	16,750,000	17,900,000	15,350,000
Payable for credit facility interest (Note 6)	2,751	2,064	2,251	1,934
Payable for investments purchased	1,299,212	926,287	1,065,452	603,329
Investment advisory fee payable (Note 4)	47,201	34,109	38,185	32,217
Administration fee payable (Note 4)	10,893	7,871	8,812	7,435
Directors' fee payable	3,819	3,819	3,819	3,819
Other current liabilities	1,182,021	624,054	1,181,471	625,953
Total liabilities	23,945,897	18,348,204	20,199,990	16,624,687
Net Assets	$ 63,018,075	$ 44,468,636	$ 50,126,551	$ 42,475,790
Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 655	$ 486	$ 760	$ 593
Additional paid-in capital (Note 7)	455,810,012	338,159,660	493,876,680	402,152,944
Undistributed net investment income	597,175	260,535	597,223	580,490
Accumulated net realized loss on investments, foreign currency transactions and forward currency contracts	(397,776,411)	(297,026,781)	(447,871,664)	(363,231,885)
Net unrealized appreciation on investments, foreign currency translations and forward currency contracts	4,386,644	3,074,736	3,523,552	2,973,648
Net assets applicable to capital stock outstanding	$ 63,018,075	$ 44,468,636	$ 50,126,551	$ 42,475,790
Total investments at cost	$ 79,055,138	$ 57,153,644	$ 64,085,723	$ 54,199,186
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,553,393	4,856,958	7,595,497	5,930,400
Net asset value per share	$ 9.62	$ 9.16	$ 6.60	$ 7.16

See Notes to Financial Statements.
42Brookfield Investment Management Inc.

HELIOS FUNDS
Statements of Operations
For the Fiscal Year Ended March 31, 2014

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$6,394,422	$4,586,746	$5,184,446	$3,871,469
Dividends	73,638	52,584	59,548	110,781
Total investment income	6,468,060	4,639,330	5,243,994	3,982,250
Expenses:
Investment advisory fees (Note 4)	553,239	397,299	449,368	379,397
Administration fees (Note 4)	127,670	91,684	103,700	87,553
Legal fees	187,206	126,832	144,724	122,769
Fund accounting fees	52,886	52,269	52,918	49,675
Audit and tax services	44,700	44,700	44,700	44,700
Directors' fees	39,362	39,362	39,362	39,362
Reports to stockholders	33,062	30,028	32,613	30,414
Transfer agent fees	26,212	26,370	26,566	26,315
Registration fees	23,743	23,756	22,455	23,684
Custodian fees	16,801	16,573	18,963	10,762
Insurance	14,783	10,419	11,814	10,055
Miscellaneous	8,447	5,992	9,393	9,355
Total operating expenses	1,128,111	865,284	956,576	834,041
Interest expense on credit facility (Note 6)	271,234	196,370	222,527	190,477
Total expenses	1,399,345	1,061,654	1,179,103	1,024,518
Other income from litigation settlement[1]	499,622	361,405	404,435	347,673
Net investment income	5,568,337	3,939,081	4,469,326	3,305,405
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transaction and Forward Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	2,258,891	1,319,982	1,445,685	915,618
Litigation settlement[1,2]	(410,507)	(50,228)	(307,597)	55,197
Foreign currency transactions	(14,013)	(9,782)	(11,315)	—
Forward currency contracts	(104,618)	(74,108)	(84,572)	—
Net realized gain	1,729,753	1,185,864	1,042,201	970,815
Net change in unrealized appreciation (depreciation) on:
Investments	(815,803)	(571,551)	(581,571)	(612,551)
Foreign currency translations	404	276	334	—
Forward currency contracts	16,345	11,421	13,439	—
Net change in unrealized depreciation	(799,054)	(559,854)	(567,798)	(612,551)
Net realized and unrealized gain on investments	930,699	626,010	474,403	358,264
Net increase in net assets resulting from operations	$6,499,036	$4,565,091	$4,943,729	$3,663,669

[1]	The Funds received a litigation settlement after attorney’s fees of $4.2 million. Of this $4.2 million, a portion was for reimbursement of $1,613,135 in expenses and is included in the other income from litigation settlement line above. The remaining amount $2,586,865 was allocated pro rata based on each Fund’s losses as a percentage of total losses incurred by all four funds. These amounts were $689,493 for Helios Advantage Income Fund, Inc., $499,772 for Helios High Income Fund, Inc., $792,403 for Helios Multi-Sector High Income Fund, Inc., and $605,197 for Helios Strategic Income Fund, Inc. and are included in the realized gain on litigation settlement line above. (Note 11)
[2]	This amount also includes an accrual that was booked by the Funds for potential costs and expenses related to the class action lawsuit filed against the Funds by Lehman Brothers Special Finance, Inc. The accrual booked for each Fund was follows: $1,100,000 for Helios Advantage Income Fund, Inc., $550,000 for Helios High Income Fund, Inc., $1,100,000 for Helios Multi-Sector High Income Fund, Inc. and $550,000 for Helios Strategic Income Fund, Inc. for a total of $3.3 million. (Note 12)

See Notes to Financial Statements.
2014 Annual Report43

HELIOS FUNDS
Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 5,568,337	$ 4,864,329	$ 3,939,081	$ 3,430,802
Net realized gain on investments, foreign currency transactions and forward currency contracts	1,729,753	1,385,779	1,185,864	1,078,304
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(799,054)	1,958,453	(559,854)	1,295,471
Net increase in net assets resulting from operations	6,499,036	8,208,561	4,565,091	5,804,577
Distributions to Stockholders (Note 2):
Net investment income	(5,177,180)	(4,911,337)	(3,594,149)	(3,464,450)
Return of capital	—	—	—	(28,702)
Total distributions paid	(5,177,180)	(4,911,337)	(3,594,149)	(3,493,152)
Capital Stock Transactions (Note 7):
Reinvestment of distributions	—	119,536	—	117,071
Total increase in net assets	1,321,856	3,416,760	970,942	2,428,496
Net Assets:
Beginning of year	61,696,219	58,279,459	43,497,694	41,069,198
End of year	$63,018,075	$61,696,219	$44,468,636	$43,497,694
(including undistributed net investment income of)	$ 597,175	$ 326,058	$ 260,535	$ 500
Share Transactions (Note 7):
Reinvested shares	—	13,262	—	13,611

See Notes to Financial Statements.
44Brookfield Investment Management Inc.

HELIOS FUNDS
Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 4,469,326	$ 3,897,739	$ 3,305,405	$ 2,812,307
Net realized gain on investments, foreign currency transactions and forward currency contracts	1,042,201	1,088,811	970,815	1,164,477
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(567,798)	1,718,954	(612,551)	1,294,723
Net increase in net assets resulting from operations	4,943,729	6,705,504	3,663,669	5,271,507
Distributions to Stockholders (Note 2):
Net investment income	(4,177,260)	(3,872,058)	(3,083,808)	(2,609,376)
Total distributions paid	(4,177,260)	(3,872,058)	(3,083,808)	(2,609,376)
Capital Stock Transactions (Note 7):
Reinvestment of distributions	3,258	40,192	—	—
Total increase in net assets	769,727	2,873,638	579,861	2,662,131
Net Assets:
Beginning of year	49,356,824	46,483,186	41,895,929	39,233,798
End of year	$50,126,551	$49,356,824	$42,475,790	$41,895,929
(including undistributed net investment income of)	$ 597,223	$ 402,186	$ 580,490	$ 477,217
Share Transactions (Note 7):
Reinvested shares	479	6,480	—	—

See Notes to Financial Statements.
2014 Annual Report45

Helios Advantage Income Fund, Inc.
Statement of Cash Flows
For the Fiscal Year Ended March 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 6,499,036
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(26,964,531)
Proceeds from disposition of long-term investments	28,353,351
Return of capital distributions from investments	17,430
Decrease in interest and dividends receivable	60,465
Increase in receivable for open forward currency contracts	(16,345)
Increase in principal paydown receivable	(1,871)
Decrease in prepaid expenses	6,410
Decrease in payable for credit facility interest	(1,186)
Increase in payable for investments purchased	425,712
Increase in investment advisory fee payable	135
Increase in administration fee payable	32
Increase in directors' fee payable	239
Increase in other current liabilities	1,093,375
Net amortization on investments	(16,105)
Unrealized depreciation on investments	815,803
Net realized gain on investments	(2,258,891)
Net cash provided by operating activities	8,013,059
Cash flows used for financing activities:
Decrease in payable for credit facility	(2,300,000)
Distributions paid to stockholders, net of reinvestments	(5,177,180)
Net cash used for financing activities	(7,477,180)
Net increase in cash	535,879
Cash at the beginning of year	1,360,528
Cash at the end of year	$ 1,896,407
Supplemental Disclosure of Cash Flow Information:
Interest payments for the year ended March 31, 2014, totaled $272,420.

See Notes to Financial Statements.
46Brookfield Investment Management Inc.

Helios High Income Fund, Inc.
Statement of Cash Flows
For the Fiscal Year Ended March 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 4,565,091
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(19,350,658)
Proceeds from disposition of long-term investments	19,520,026
Return of capital distributions from investments	12,809
Decrease in interest and dividends receivable	39,149
Increase in receivable for open forward currency contracts	(11,421)
Increase in principal paydown receivable	(1,310)
Decrease in prepaid expenses	4,503
Decrease in payable for credit facility interest	(736)
Increase in payable for investments purchased	302,287
Increase in investment advisory fee payable	568
Increase in administration fee payable	131
Increase in directors' fee payable	239
Increase in other current liabilities	548,831
Net amortization on investments	(2,632)
Unrealized depreciation on investments	571,551
Net realized gain on investments	(1,319,982)
Net cash provided by operating activities	4,878,446
Cash flows used for financing activities:
Decrease in payable for credit facility	(675,000)
Distributions paid to stockholders, net of reinvestments	(3,594,149)
Net cash used for financing activities	(4,269,149)
Net increase in cash	609,297
Cash at the beginning of year	810,385
Cash at the end of year	$ 1,419,682
Supplemental Disclosure of Cash Flow Information:
Interest payments for the year ended March 31, 2014, totaled $197,106.

See Notes to Financial Statements.
2014 Annual Report47

Helios Multi-Sector High Income Fund, Inc.
Statement of Cash Flows
For the Fiscal Year Ended March 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 4,943,729
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(21,902,223)
Proceeds from disposition of long-term investments	22,866,704
Return of capital distributions from investments	14,324
Decrease in interest and dividends receivable	65,263
Increase in dividend reinvestment receivable	(3,258)
Increase in receivable for open forward currency contracts	(13,439)
Increase in principal paydown receivable	(1,497)
Decrease in prepaid expenses	5,101
Decrease in payable for credit facility interest	(976)
Increase in payable for investments purchased	366,577
Increase in investment advisory fee payable	104
Increase in administration fee payable	24
Increase in directors' fee payable	239
Increase in other current liabilities	1,101,678
Net accretion on investments	7,015
Unrealized depreciation on investments	581,571
Net realized gain on investments	(1,445,685)
Net cash provided by operating activities	6,585,251
Cash flows used for financing activities:
Decrease in payable for credit facility	(1,900,000)
Distributions paid to stockholders, net of reinvestments	(4,174,002)
Net cash used for financing activities	(6,074,002)
Net increase in cash	511,249
Cash at the beginning of year	879,793
Cash at the end of year	$ 1,391,042
Supplemental Disclosure of Cash Flow Information:
Interest payments for the year ended March 31, 2014, totaled $223,503.
Non-cash financing activities included reinvestment of distributions of $3,258.

See Notes to Financial Statements.
48Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.
Statement of Cash Flows
For the Fiscal Year Ended March 31, 2014

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 3,663,669
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(14,551,294)
Proceeds from disposition of long-term investments	14,183,180
Return of capital distributions from investments	81,392
Decrease in interest and dividends receivable	34,003
Increase in principal paydown receivable	(1,248)
Decrease in prepaid expenses	4,408
Decrease in payable for credit facility interest	(699)
Decrease in payable for investments purchased	(147,931)
Increase in investment advisory fee payable	363
Increase in administration fee payable	84
Increase in directors' fee payable	239
Increase in other current liabilities	547,248
Net amortization on investments	(11,333)
Unrealized depreciation on investments	612,551
Net realized gain on investments	(915,618)
Net cash provided by operating activities	3,499,014
Cash flows used for financing activities:
Decrease in payable for credit facility	(600,000)
Distributions paid to stockholders, net of reinvestments	(3,083,808)
Net cash used for financing activities	(3,683,808)
Net decrease in cash	(184,794)
Cash at the beginning of year	1,136,721
Cash at the end of year	$ 951,927
Supplemental Disclosure of Cash Flow Information:
Interest payments for the year ended March 31, 2014, totaled $191,176.

See Notes to Financial Statements.
2014 Annual Report49

Helios Advantage Income Fund, Inc.
Financial Highlights

	For the Fiscal Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$ 9.41	$ 8.91	$ 8.45	$ 7.50	$ 6.20
Net investment income	0.85 [1]	0.74	0.76	0.74	0.70
Net realized and unrealized gain on investments, foreign currency transactions and forward currency contracts	0.15 [1]	0.51	0.42	0.93	1.40
Net increase in net asset value resulting from operations	1.10	1.25	1.18	1.67	2.10
Distributions from net investment income	(0.79)	(0.75)	(0.72)	(0.72)	(0.70)
Return of capital distributions	—	—	—	—	(0.10)
Total distributions paid	(0.79)	(0.75)	(0.72)	(0.72)	(0.80)
Net asset value, end of year	$ 9.62	$ 9.41	$ 8.91	$ 8.45	$ 7.50
Market price, end of year	$ 9.35	$ 9.09	$ 9.30	$ 7.70	$ 7.00
Total Investment Return†	12.49%	6.22%	32.08%	21.39%	58.73%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$63,018	$61,696	$58,279	$55,243	$49,017
Operating expenses	1.81%	1.87%	1.93%	2.30%	2.22%
Interest expense	0.44%	0.52%	0.55%	0.37%	0.52%
Total expenses	2.25%	2.39%	2.48%	2.67%	2.74%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.81%	1.87%	1.93%	2.24%	1.40%
Net investment income	8.95% [1]	8.17%	8.89%	9.44%	9.97%
Net investment income, excluding the effect of fee waivers and reimbursement	8.95% [1]	8.17%	8.89%	9.38%	9.15%
Portfolio turnover rate	33%	28%	29%	62%	45%
Credit Facility, end of year (000s)	$21,400	$23,700	$23,700	$22,000	$18,331
Asset Coverage per $1,000 unit of senior indebtedness[2]	$ 3,945	$ 3,603	$ 3,459	$ 3,511	$ 3,674

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Amounts include litigation settlements.
[2]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
50Brookfield Investment Management Inc.

Helios High Income Fund, Inc.
Financial Highlights

	For the Fiscal Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$ 8.96	$ 8.48	$ 8.03	$ 7.66	$ 6.25
Net investment income	0.81 [1]	0.70	0.73	0.69	0.72
Net realized and unrealized gain on investments, foreign currency transactions and forward currency contracts	0.13 [1]	0.50	0.44	0.40	1.49
Net increase in net asset value resulting from operations	0.94	1.20	1.17	1.09	2.21
Distributions from net investment income	(0.74)	(0.71)	(0.72)	(0.69)	(0.72)
Return of capital distributions	—	(0.01)	—	(0.03)	(0.08)
Total distributions paid	(0.74)	(0.72)	(0.72)	(0.72)	(0.80)
Net asset value, end of year	$ 9.16	$ 8.96	$ 8.48	$ 8.03	$ 7.66
Market price, end of year	$ 8.63	$ 8.77	$ 8.90	$ 7.62	$ 7.19
Total Investment Return†	7.52%	7.10%	27.89%	17.00%	64.29%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$44,469	$43,498	$41,069	$38,829	$37,040
Operating expenses	1.97%	2.00%	2.13%	2.51%	2.28%
Interest expense	0.45%	0.52%	0.57%	0.38%	0.49%
Total expenses	2.42%	2.52%	2.70%	2.89%	2.77%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.97%	2.00%	2.13%	2.36%	1.30%
Net investment income	8.96% [1]	8.18%	8.92%	8.91%	10.10%
Net investment income, excluding the effect of fee waivers and reimbursement	8.96% [1]	8.18%	8.92%	8.75%	9.12%
Portfolio turnover rate	33%	28%	29%	60%	48%
Credit Facility, end of year (000s)	$16,750	$17,425	$17,425	$16,900	$12,426
Asset Coverage per $1,000 unit of senior indebtedness[2]	$ 3,655	$ 3,496	$ 3,357	$ 3,298	$ 3,981

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Amounts include litigation settlements.
[2]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2014 Annual Report51

Helios Multi-Sector High Income Fund, Inc.
Financial Highlights

	For the Fiscal Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$ 6.50	$ 6.13	$ 5.68	$ 5.38	$ 4.40
Net investment income	0.59 [1]	0.51	0.52	0.49	0.50
Net realized and unrealized gain on investments, foreign currency transactions and forward currency contracts	0.06 [1]	0.37	0.41	0.29	1.01
Net increase in net asset value resulting from operations	0.65	0.88	0.93	0.78	1.51
Distributions from net investment income	(0.55)	(0.51)	(0.48)	(0.48)	(0.50)
Return of capital distributions	—	—	—	—	(0.03)
Total distributions paid	(0.55)	(0.51)	(0.48)	(0.48)	(0.53)
Net asset value, end of year	$ 6.60	$ 6.50	$ 6.13	$ 5.68	$ 5.38
Market price, end of year	$ 6.80	$ 6.26	$ 6.07	$ 5.15	$ 5.00
Total Investment Return†	18.90%	11.99%	28.69%	13.33%	58.59%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$50,127	$49,357	$46,483	$43,120	$40,852
Operating expenses	1.91%	1.96%	2.06%	2.43%	2.23%
Interest expense	0.45%	0.53%	0.57%	0.39%	0.51%
Total expenses	2.36%	2.49%	2.63%	2.82%	2.74%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.91%	1.96%	2.06%	2.32%	1.30%
Net investment income	8.94% [1]	8.20%	8.90%	9.00%	10.03%
Net investment income, excluding the effect of fee waivers and reimbursement	8.94% [1]	8.20%	8.90%	8.89%	9.10%
Portfolio turnover rate	33%	26%	30%	64%	49%
Credit Facility, end of year (000s)	$17,900	$19,800	$19,800	$19,150	$14,431
Asset Coverage per $1,000 unit of senior indebtedness[2]	$ 3,800	$ 3,493	$ 3,348	$ 3,252	$ 3,831

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Amounts include litigation settlements.
[2]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
52Brookfield Investment Management Inc.

Helios Strategic Income Fund, Inc.
Financial Highlights

	For the Fiscal Year Ended March 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$ 7.06	$ 6.62	$ 6.07	$ 5.90	$ 5.05
Net investment income	0.56 [1]	0.47	0.47	0.48	0.51
Net realized and unrealized gain on investments	0.06 [1]	0.41	0.50	0.17	1.00
Net increase in net asset value resulting from operations	0.62	0.88	0.97	0.65	1.51
Distributions from net investment income	(0.52)	(0.44)	(0.42)	(0.45)	(0.51)
Return of capital distributions	—	—	—	(0.03)	(0.15)
Total distributions paid	(0.52)	(0.44)	(0.42)	(0.48)	(0.66)
Net asset value, end of year	$ 7.16	$ 7.06	$ 6.62	$ 6.07	$ 5.90
Market price, end of year	$ 6.78	$ 6.44	$ 5.94	$ 5.31	$ 5.46
Total Investment Return†	14.04%	16.22%	20.55%	6.24%	51.23%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$42,476	$41,896	$39,234	$35,983	$34,970
Operating expenses	1.98%	2.03%	2.14%	2.54%	2.34%
Interest expense	0.45%	0.51%	0.55%	0.37%	0.47%
Total expenses	2.43%	2.54%	2.69%	2.91%	2.81%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.98%	2.03%	2.14%	2.38%	1.30%
Net investment income	7.85% [1]	6.95%	7.38%	7.60%	9.05%
Net investment income, excluding the effect of fee waivers and reimbursement	7.85% [1]	6.95%	7.38%	7.44%	8.02%
Portfolio turnover rate	25%	36%	36%	55%	43%
Credit Facility, end of year (000s)	$15,350	$15,950	$15,950	$14,950	$11,568
Asset Coverage per $1,000 unit of senior indebtedness[2]	$ 3,767	$ 3,627	$ 3,460	$ 3,407	$ 4,023

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Amounts include litigation settlements.
[2]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
2014 Annual Report53

HELIOS FUNDS
Notes to Financial Statements
March 31, 2014

1.Organization
Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.
Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Boards of Directors (the “Boards”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public
54Brookfield Investment Management Inc.

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Boards have adopted procedures for the valuation of the Funds’ securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Boards have reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Funds’ portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Funds’ Boards. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs.
The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
2014 Annual Report55

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair value determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
Helios Advantage Income Fund, Inc.
The following table summarizes the Fund's investments categorized in the disclosure hierarchy as of March 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 2,212,568	$ 2,212,568
Corporate Bonds	—	77,091,122	175	77,091,297
Term Loans	—	2,178,678	—	2,178,678
Common Stocks	1,630,136	—	—	1,630,136
Warrants	312,354	—	—	312,354
Total	$ 1,942,490	$ 79,269,800	$ 2,212,743	$ 83,425,033

Valuation Inputs	Other Financial Instruments*
Level 1 — Quoted Prices	$16,345
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$16,345

* Other financial instruments include forward currency contracts.
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
56Brookfield Investment Management Inc.

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Fair Value as of March 31, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$175	Discounted Cash Flow	Market Comparable Companies	$0.01

(1)	The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2014, the value of these securities was approximately $2,212,568. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments note above. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Total
Balance as of March 31, 2013	$ —	$200	$ 200
Accrued Discounts (Premiums)	—	—	—
Realized Gain/(Loss)	—	(25)	(25)
Change in Unrealized Appreciation (Depreciation)	3,238	—	3,238
Purchases at cost	2,209,330	—	2,209,330
Sales proceeds	—	—	—
Transfers into Level 3	—	—	—
Balance as of March 31, 2014	$2,212,568	$175	$2,212,743
Change in unrealized gains or losses relating to assets still held at reporting date	$ 3,238	$ —	$ 3,238
Helios High Income Fund, Inc.
The following table summarizes the Fund's investments categorized in the disclosure hierarchy as of March 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 1,606,922	$ 1,606,922
Corporate Bonds	—	55,601,377	125	55,601,502
Term Loans	—	1,598,890	—	1,598,890
Common Stocks	1,175,050	—	—	1,175,050
Warrants	234,319	—	—	234,319
Total	$ 1,409,369	$ 57,200,267	$ 1,607,047	$ 60,216,683

Valuation Inputs	Other Financial Instruments*
Level 1 — Quoted Prices	$11,421
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$11,421

* Other financial instruments include forward currency contracts.
2014 Annual Report57

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Fair Value as of March 31, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$125	Discounted Cash Flow	Market Comparable Companies	$0.01

(1)	The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2014, the value of these securities was approximately $1,606,922. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments note above. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Total
Balance as of March 31, 2013	$ 37,162	$150	$ 37,312
Accrued Discounts (Premiums)	—	—	—
Realized Gain/(Loss)	120,571	(25)	120,546
Change in Unrealized Appreciation (Depreciation)	2,644	—	2,644
Purchases at cost	1,604,278	—	1,604,278
Sales proceeds	(157,733)	—	(157,733)
Transfers into Level 3	—	—	—
Balance as of March 31, 2014	$1,606,922	$125	$1,607,047
Change in unrealized gains or losses relating to assets still held at reporting date	$ 2,644	$ —	$ 2,644
Helios Multi-Sector High Income Fund, Inc.
The following table summarizes the Fund's investments categorized in the disclosure hierarchy as of March 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 1,799,304	$ 1,799,304
Corporate Bonds	—	62,407,498	150	62,407,648
Term Loans	—	1,792,335	—	1,792,335
Common Stocks	1,322,899	—	—	1,322,899
Warrants	273,316	—	—	273,316
Total	$ 1,596,215	$ 64,199,833	$ 1,799,454	$ 67,595,502

58Brookfield Investment Management Inc.

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

Valuation Inputs	Other Financial Instruments*
Level 1 — Quoted Prices	$13,439
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total	$13,439

* Other financial instruments include forward currency contracts.
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Fair Value as of March 31, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$150	Discounted Cash Flow	Market Comparable Companies	$0.01

(1)	The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2014, the value of these securities was approximately $1,799,304. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments note above. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Securities	Corporate Bonds	Total
Balance as of March 31, 2013	$ 37,162	$175	$ 37,337
Accrued Discounts (Premiums)	—	—	—
Realized Gain/(Loss)	120,571	(25)	120,546
Change in Unrealized Appreciation (Depreciation)	2,960	—	2,960
Purchases at cost	1,796,344	—	1,796,344
Sales proceeds	(157,733)	—	(157,773)
Transfers into Level 3	—	—	—
Balance as of March 31, 2014	$1,799,304	$150	$1,799,454
Change in unrealized gains or losses relating to assets still held at reporting date	$ 2,960	$ —	$ 2,960
2014 Annual Report59

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

Helios Strategic Income Fund, Inc.
The following table summarizes the Fund's investments categorized in the disclosure hierarchy as of March 31, 2014:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Commercial Mortgage Related Holdings	$ —	$ —	$ 1,536,421	$ 1,536,421
Corporate Bonds	—	51,322,518	125	51,322,643
Term Loans	—	1,227,112	—	1,227,112
Common Stocks	2,852,339	—	—	2,852,339
Warrants	234,319	—	—	234,319
Total	$ 3,086,658	$ 52,549,630	$ 1,536,546	$ 57,172,834
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2014. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Fair Value as of March 31, 2014	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds	$125	Discounted Cash Flow	Market Comparable Companies	$0.01

(1)	The table above does not include level 3 securities that are valued by brokers and pricing services. At March 31, 2014, the value of these securities was approximately $1,536,421. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Valuation of Investments note above. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Commercial Mortgage Related Holdings	Corporate Bonds	Total
Balance as of March 31, 2013	$ —	$150	$ 150
Accrued Discounts (Premiums)	—	—	—
Realized Gain/(Loss)	—	(25)	(25)
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases at cost	—	—	—
Sales proceeds	—	—	—
Transfers into Level 3	1,536,421	—	1,536,421 (a)
Balance as of March 31, 2014	$1,536,421	$125	$1,536,546
Change in unrealized gains or losses relating to assets still held at reporting date	$ —	$ —	$ —

(a)	Transfers into Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.
During the fiscal year ended March 31, 2014, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is
60Brookfield Investment Management Inc.

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

recorded on the accrual basis. Discounts and premiums on debt securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of March 31, 2014, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2014, open taxable years consisted of the taxable years ended March 31, 2011 through March 31, 2014. No examination of any of the Funds' tax returns is currently in progress.
Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.
Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Currency Translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The
2014 Annual Report61

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Notes to Financial Statements (continued)
March 31, 2014

Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc. and Helios Multi-Sector High Income Fund, Inc. invest in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Bank of New York Mellon was the counterparty for all forward contracts. As of March 31, 2014, the following forward contracts were outstanding:
Fund	Settlement Date	Currency to be Delivered		U.S. $ Value at March 31, 2014	Currency to be Received		Unrealized Appreciation
Helios Advantage Income Fund, Inc.	05/12/14	2,025,000	Euros	$2,789,517	$2,805,862	U.S. Dollars	$16,345
Helios High Income Fund, Inc.	05/12/14	1,415,000	Euros	1,949,218	1,960,639	U.S. Dollars	11,421
Helios Multi-Sector High Income Fund, Inc.	05/12/14	1,665,000	Euros	2,293,603	2,307,042	U.S. Dollars	13,439

The following table sets forth the fair value of each Fund’s derivative instruments:
Fund	Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of March 31, 2014
Helios Advantage Income Fund, Inc.	Forward contracts	Receivable for open forward currency contracts	$16,345
Helios High Income Fund, Inc.	Forward contracts	Receivable for open forward currency contracts	11,421
Helios Multi-Sector High Income Fund, Inc.	Forward contracts	Receivable for open forward currency contracts	13,439

The following table sets forth the effect of derivative instruments on the Statements of Operations for the fiscal year ended March 31, 2014:
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HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

Fund	Derivatives Not Accounted for as Hedging Instruments	Location of Gain (Losses) on Derivatives Recognized in Income	Net Realized Loss on Forward Currency Contracts	Net Change in Unrealized Appreciation on Forward Currency Contracts
Helios Advantage Income Fund, Inc.	Forward contracts	Forward currency contracts	$(104,618)	$16,345
Helios High Income Fund, Inc.	Forward contracts	Forward currency contracts	(74,108)	11,421
Helios Multi-Sector High Income Fund, Inc.	Forward contracts	Forward currency contracts	(84,572)	13,439

Below is the gross and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
Helios Advantage Income Fund, Inc.
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$16,345	$—	$16,345	$16,345	$—	$16,345
Helios High Income Fund, Inc.
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$11,421	$—	$11,421	$11,421	$—	$11,421
Helios Multi-Sector High Income Fund, Inc.
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$13,439	$—	$13,439	$13,439	$—	$13,439
2014 Annual Report63

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Notes to Financial Statements (continued)
March 31, 2014

The Funds have elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market's assessment of the quality of the underlying assets or the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.
The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds' ability to achieve current income for their stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan or reorganization may be restricted as to resale. As a result of the Funds' participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.
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Notes to Financial Statements (continued)
March 31, 2014

4.Investment Advisory Agreements and Related Party Transactions
Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) (“Managed Assets”).
During the fiscal year ended March 31, 2014, the Adviser earned the following in investment advisory fees under the Advisory Agreements.
Fund	Investment Advisory Fees
Helios Advantage Income Fund, Inc.	$553,239
Helios High Income Fund, Inc.	397,299
Helios Multi-Sector High Income Fund, Inc.	449,368
Helios Strategic Income Fund, Inc.	379,397
Each Fund entered into separate Administration Agreements with the Adviser. The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC. The Adviser and the sub-administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund an annual fee equal to 0.15% of its average daily Managed Assets, payable monthly in arrears.
During the fiscal year ended March 31, 2014, the Adviser earned the following in Administration fees:
Fund	Administration Fees
Helios Advantage Income Fund, Inc.	$127,670
Helios High Income Fund, Inc.	91,684
Helios Multi-Sector High Income Fund, Inc.	103,700
Helios Strategic Income Fund, Inc.	87,553
Certain officers and/or directors of the Funds are officers and/or directors of the Adviser.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, for the fiscal year ended March 31, 2014 were as follows:
Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$26,964,531	$28,353,351
Helios High Income Fund, Inc.	19,350,658	19,520,026
Helios Multi-Sector High Income Fund, Inc.	21,902,223	22,866,704
Helios Strategic Income Fund, Inc.	14,551,294	14,183,180
During the fiscal year ended March 31, 2014, there were no transactions in U.S. Government securities.
2014 Annual Report65

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Notes to Financial Statements (continued)
March 31, 2014

6.Borrowings
Credit facility: The Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the fiscal year ended March 31, 2014, the average interest rate paid under the line of credit was 1.19% for Helios Advantage Income Fund, Inc., 1.14% for Helios High Income Fund, Inc., 1.16% for Helios Multi-Sector High Income Fund, Inc. and 1.17% for Helios Strategic Income Fund, Inc.
	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at March 31, 2014	21,400,000	16,750,000	17,900,000	15,350,000
Line of credit amount unused at March 31, 2014	5,600,000	2,250,000	4,100,000	2,650,000
Average balance outstanding during the year	22,887,945	17,185,205	19,159,726	16,260,411
Interest expense incurred on line of credit during the year	271,234	196,370	222,527	190,477
7.Capital Stock
Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing any preferences, conversion or other rights, voting powers, or, restrictions, limitations as to dividends, qualifications, or terms or conditions for the redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of Directors are non-cumulative. The Funds have no present intention of offering additional shares, except as described in the Dividend Reinvestment Plan on page 79.
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Notes to Financial Statements (continued)
March 31, 2014

8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the fiscal year ended March 31, 2014 were as follows:
	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$5,177,180	$3,594,149	$4,177,260	$3,083,808
Return of Capital	—	—	—	—
Total distributions	$5,177,180	$3,594,149	$4,177,260	$3,083,808

(1) For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
The tax character of distributions paid for the fiscal year ended March 31, 2013 were as follows:
	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,911,337	$3,464,450	$3,872,058	$2,609,376
Return of Capital	—	28,702	—	—
Total distributions	$4,911,337	$3,493,152	$3,872,058	$2,609,376

(1) For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
At March 31, 2014, each Fund's most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Undistributed ordinary income	$ 613,520	$ 271,956	$ 610,662	$ 630,862
Capital loss carryforward (1)	(397,526,293)	(296,700,618)	(447,029,269)	(363,059,296)
Post-October capital loss deferral	(250,118)	(326,163)	(842,395)	(244,674)
Unrealized appreciation	4,370,299	3,063,315	3,510,113	2,995,361
	$(392,792,592)	$(293,691,510)	$(443,750,889)	$(359,677,747)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of March 31, 2014, the Funds' capital loss carryforwards were as follows:
Fund	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$50,821,411	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	39,671,548	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	58,429,737	205,725,327	182,874,205
Helios Strategic Income Fund, Inc.	59,012,864	152,878,554	151,167,878
Federal Income Tax Basis: The Federal income tax basis of each Fund's investments, not including foreign currency translation and forward currency contracts, at March 31, 2014 was as follows:
2014 Annual Report67

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Notes to Financial Statements (continued)
March 31, 2014

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$79,055,138	$5,244,521	$(874,626)	$4,369,895
Helios High Income Fund, Inc.	57,153,644	3,737,419	(674,380)	3,063,039
Helios Multi-Sector High Income Fund, Inc.	64,085,723	4,231,873	(722,094)	3,509,779
Helios Strategic Income Fund, Inc.	54,127,101	3,916,937	(871,204)	3,045,733
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net investment income and realized gain remaining at fiscal year end is distributed in the following year.
At March 31, 2014, the Funds' most recently completed tax year-end, each Fund's components of net assets were increased or (decreased) by the amounts shown in the table below:
Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Additional Paid-in Capital
Helios Advantage Income Fund, Inc.	$(120,040)	$120,549	$(509)
Helios High Income Fund, Inc.	(84,897)	85,261	(364)
Helios Multi-Sector High Income Fund, Inc.	(97,029)	97,441	(412)
Helios Strategic Income Fund, Inc.	(118,324)	118,773	(449)
9.Indemnification
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds' expect the risk of loss due to these warranties and indemnities to be unlikely.
10.New Accounting Pronouncements
In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) –Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the Funds, management expects that the impact of the Funds’ adoption will be limited to additional financial statement disclosures.
11.Pending Litigation
Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by Brookfield Investment Management Inc., including RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., RMK Advantage Income Fund, Inc., and RMK Multi-Sector High Income Fund, Inc. (the “Closed-End Funds”). On
68Brookfield Investment Management Inc.

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

September 23, 2008, many of the cases pending in federal court in the Western District of Tennessee were consolidated into a single securities class action proceeding encaptioned In re Regions Morgan Keegan Closed-End Fund Litigation (the “Class Action”). On January 4, 2013, the Court preliminarily approved a settlement of the Class Action and preliminarily certified as a class all persons who purchased or otherwise acquired the publicly traded shares of the Closed-End Funds during the period from their respective initial offering dates through July 14, 2009. The settlement provided for the possibility that class members could elect to remove themselves from the class and pursue claims on an individual basis (“Opt-Out Actions”). On August 5, 2013, the Court entered an order approving the proposed settlement of the Class Action and award of attorney’s fees and expenses. The settlement provided for a release of securities claims alleged against the Closed-End Funds and other defendants, in exchange for a payment of $62 million by the non-Fund defendants to the class plaintiffs. The settlement did not require any payment made by the Closed-End Funds in connection with the settlement of the Class Action.
Approximately three individual actions filed prior to approval of the Class Action settlement remain pending: Stewart Goddard Family Living Trust U/A and Goddard Foundation v. Morgan Keegan and Co., Inc., et al. (the “Goddard Action”), Duncan v. Morgan Keegan & Co., Inc., et al. (the “Duncan Action”), and Davies v. Morgan Asset Mgmt., Inc., et al. (the “Davies Action”). The Goddard Action names RMK Advantage Income Fund, Inc. and RMK Strategic Income Fund, Inc. as defendants. The Duncan Action names RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Strategic Income Fund, Inc., and RMK Multi-Sector High Income Fund, Inc. as defendants. The Davies Action names RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., and RMK Strategic Income Fund, Inc. as defendants. The Duncan Action has been dismissed with prejudice with respect to all defendants except for the claims of plaintiff Francis H. Kohn. The Davies Action seeks approximately $280,000 in damages, exclusive of interest, costs and attorneys’ fees. The complaints in the Goddard Action and Duncan Action do not quantify the amount of damages sought. Two other actions, Burke v. Citigroup Global Markets, Inc., and Francis et al. v. Morgan Keegan & Co Inc., et al., have been dismissed with prejudice.
Subsequent to the Class Action settlement, five purported Opt-Out Actions to date have been filed against the Closed-End Funds in the Western District of Tennessee: Warwick et al. v. RMK High Income Fund, Inc., et al. (the “Warwick Action”), Small v. RMK High Income Fund, Inc., et al. (the “Small Action”), Adkins et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Adkins Action”), Starnes et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Starnes Action”), and Stein et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. (the “Stein Action”). The five Opt-Out Actions generally allege that defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in fund registration statements and other documents.
The Warwick Action, which is brought on behalf of two plaintiffs, claims damages in excess of $2.7 million. The Small Action, which is brought on behalf of one plaintiff, claims damages in excess of $1.6 million. The Adkins Action, Starnes Action and Stein Action are brought on behalf of approximately one-hundred, five and three investors respectively, and seek among other forms of relief compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial. Defendants, including the Closed-End Funds, have moved to dismiss all five Opt-Out Actions on various grounds including with respect to certain plaintiffs in the Starnes Action and Adkins Action on the ground that a number of plaintiffs did not properly opt-out of the Class Action.
In a parallel derivative action captioned In re Helios Closed-End Funds Derivative Litigation, on September 5, 2013, the Court entered an order approving a derivative settlement and award of attorney’s fees and expenses. The approved Stipulation of Settlement settled and provided for the dismissal of the derivatives claims filed on behalf of the Closed-End Funds in exchange for a settlement payment to the Closed-End Funds by Regions Financial Corp. and several Morgan Keegan affiliated entities, as defined in the Stipulation, in the amount of $6.0 million, less an attorneys’ fee award in the amount of $1.8 million. The net amount of $4.2 millions is included in the Statements of Operations.
No estimate of the effect, if any, of these pending lawsuits on the Funds can be made at this time.
2014 Annual Report69

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Notes to Financial Statements (continued)
March 31, 2014

12.Subsequent Events
Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (collectively, the “Funds”) (NYSE: HAV, HIH, HMH and HSA, respectively) previously disclosed that they each booked an accrual for potential liability related to the class action lawsuit filed against the Funds by Lehman Brothers Special Finance, Inc. ("LBSF"), styled Lehman Brothers Special Financing, Inc. v. Bank of America National Ass’n, et al., Adv. Pro. No. 10-03537 (Bankr. S.D.N.Y.) (the “Class Litigation”). On April 30, 2014, HAV, HIH, HMH and HSA each booked an accrual that resulted in a reduction in net asset value per share of $0.17, $0.11, $0.14 and $0.09, respectively. The Class Litigation is currently pending in the United States Bankruptcy Court for the Southern District of New York, with LBSF seeking to recover funds that it alleges were inappropriately distributed to counter-parties upon the termination of credit swap agreements based on the Lehman Brothers bankruptcy. The Class Litigation, as amended, names more than 270 defendants, including the issuers of certain asset-backed securities, the trustees for such securities, and certain of the investors in the securities, such as the Funds. The disputed payments for HAV, HIH, HMH and HSA, exclusive of any interest (including pre-judgment interest) and expenses were $2,009,959, $1,004,980, 2,009,959, and $1,004,980, respectively.
As of May 19, 2014, the Funds agreed to a settlement and were dismissed by LBSF from the Class Litigation. No adjustment was required to be made to the accrual as a result of the settlement.
Dividends: The Funds' Boards of Directors declared the following monthly dividends:
Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0725	April 17, 2014	April 24, 2014
Helios High Income Fund, Inc.	$0.0650	April 17, 2014	April 24, 2014
Helios Multi-Sector High Income Fund, Inc.	$0.0525	April 17, 2014	April 24, 2014
Helios Strategic Income Fund, Inc.	$0.0500	April 17, 2014	April 24, 2014

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0725	May 15, 2014	May 29, 2014
Helios High Income Fund, Inc.	$0.0650	May 15, 2014	May 29, 2014
Helios Multi-Sector High Income Fund, Inc.	$0.0525	May 15, 2014	May 29, 2014
Helios Strategic Income Fund, Inc.	$0.0500	May 15, 2014	May 29, 2014
Board Approval of the Reorganization of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. into Brookfield High Income Fund Inc.: The Board of Directors of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. and Brookfield High Income Fund Inc. (together, the “Funds”) approved the reorganizations of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc. into Brookfield High Income Fund Inc. (the “Reorganizations”).
Under the terms of the proposed Reorganizations, which are currently expected to be concluded in the third quarter of 2014 and are expected to be tax-free to Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. stockholders, substantially all of the assets of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. will be transferred to, and substantially all of the liabilities of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. will be assumed by, Brookfield High Income Fund Inc. in exchange for shares of Brookfield High Income Fund Inc.
The Reorganizations are subject to certain conditions, including the approval of the Reorganizations by stockholders of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. and the approval of the issuance of additional
70Brookfield Investment Management Inc.

HELIOS FUNDS
Notes to Financial Statements (continued)
March 31, 2014

Brookfield High Income Fund Inc. shares by stockholders of Brookfield High Income Fund Inc. In this regard, the Funds will be sending a joint prospectus/proxy statement to all Fund stockholders with more details of the proposed Reorganizations and soliciting their approval for the Reorganizations.
Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2014 Annual Report71

HELIOS FUNDS
Report of Independent Registered Public Accounting Firm
March 31, 2014

To the Stockholders and Board of Directors of
Helios Advantage Income Fund, Inc.,
Helios High Income Fund, Inc.,
Helios Multi-Sector High Income Fund, Inc. and
Helios Strategic Income Fund, Inc.
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2014, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
May 30, 2014
72Brookfield Investment Management Inc.

HELIOS FUNDS
Tax Information (Unaudited)
March 31, 2014

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Fund	Percentage
Helios Advantage Income Fund, Inc.	1.30%
Helios High Income Fund, Inc.	1.36%
Helios Multi-Sector High Income Fund, Inc.	1.30%
Helios Strategic Income Fund, Inc.	3.63%
For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2014 was as follows:
Fund	Percentage
Helios Advantage Income Fund, Inc.	1.56%
Helios High Income Fund, Inc.	1.36%
Helios Multi-Sector High Income Fund, Inc.	1.30%
Helios Strategic Income Fund, Inc.	3.63%
2014 Annual Report73

HELIOS FUNDS
Compliance Certification (Unaudited)
March 31, 2014

On August 23, 2013, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.
74Brookfield Investment Management Inc.

HELIOS FUNDS
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).
Directors of the Funds
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Directors Class I Director to serve until 2015 Annual Meeting of Stockholders:
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present).	11
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (formerly Hays & Company LLP before merger in 2009) (1980- 2013); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006- Present); Director of the California Daily Tax Free Income Fund, Inc. (2006-Present); Trustee of teh Stralem Funds (2014-Present).	11
Independent Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1943	Director and Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Adviser (1989-Present); Chairman of the Board, Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Chimerix Corporation (2013-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009- Present).	11
2014 Annual Report75

HELIOS FUNDS
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Funds  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Heather Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Head of Investor Relations of Starwood Capital Group Global (2007-2009); Director and immediate past Board Chair of University Settlement House (2003-2013).	11
Independent Director Class III Director to serve until 2014 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2008	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-Present); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	11
Interested Director Class III Director to serve until 2014 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Since 2014	Director/Trustee of several investment companies advised by the Adviser (2014-Present); Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel of the Adviser (2006-Present); Secretary of the Adviser (2006-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).	11
76Brookfield Investment Management Inc.

HELIOS FUNDS
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-present) and Assistant General Counsel (2010-present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul, Hastings, Janofsky & Walker LLP (2002-2010).
Kim G. Redding*,** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1955	President	Since 2010	President of several investment companies advised by the Adviser (2010-2014); Chief Investment Strategist of Brookfield Asset Management Inc. (2013-2014); Co-Chief Investment Officer of the Adviser (2010-2014); Director of Brookfield Investment Management (UK) Limited (2011-2014); Director and Chairman of the Board of Directors of Brookfield Investment Management (Canada) Inc. (2011- 2014); Chief Executive Officer of the Adviser (2009-2013); Director of Brookfield Investment Funds (UCITS) plc (2011-2014); Director of Brookfield Investment Funds (QIF) PLC (2011-2014); Founder and Chief Executive Officer of Brookfield Redding LLC (2007-2009).
Dana E. Erikson* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1965	Vice President	Since 2008	Senior Portfolio Manager/Managing Director of the Adviser (2006-Present); Vice President of one other investment company advised by the Adviser (2009-Present).
Richard M. Cryan* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (2011-present); Senior Portfolio Manager of the Adviser (2006-Present); Managing Director of the Adviser (2006-Present).
Mark Shipley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Vice President	Since 2011	Vice President of several investment companies advised by the Adviser (2011-present); Portfolio Manager of the Adviser (2011-Present); Managing Director of the Adviser (2011-Present); Director of the Adviser (2006-2010).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012- Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2007-2009).
2014 Annual Report77

HELIOS FUNDS
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird (2007-2009).
Jonathan C. Tyras*,*** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Secretary	Since 2009	Director/Trustee of several investment companies advised by the Adviser (2014-Present); Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel of the Adviser (2006-Present); Secretary of the Adviser (2006-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); Director and CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
**	Mr. Redding resigned as an Interested Director and President effective April 21, 2014.
***	Mr. Tyras resigned as Secretary effective April 21, 2014.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-855-777-8001.
78Brookfield Investment Management Inc.

HELIOS FUNDS
Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.
How the Plan Works
After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:
•	If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.
•	If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.
Costs of the Plan
The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.
Tax-Implications
The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.
2014 Annual Report79

HELIOS FUNDS
Dividend Reinvestment Plan (Unaudited) (continued)

Right to Withdraw
Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.
80Brookfield Investment Management Inc.

HELIOS FUNDS
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2014 Annual Report81

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, Massachusetts 02021
1-800-426-5523
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available on the SEC's website at www.sec.gov. In addition, the Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Funds' proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-888-777-8001 or by writing to Registrant Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Messrs. Rodman L. Drake, Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore. Messrs. Rodman L. Drake, Edward A. Kuczmarski, Stuart A. McFarland and Louis P. Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For each fiscal year ended March 31, 2014 and March 31, 2013, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $40,500 and $40,500 respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal year ended March 31, 2014 and March 31, 2013, BBD billed the Registrant aggregate fees of $4,200 and $4,200, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended March 31, 2014 and March 31, 2013, there were no Audit-related fees.

All Other Fees

For the fiscal years ended March 31, 2014 and March 31, 2013, there were no Other Fees.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Messrs. Rodman L. Drake, Edward A. Kuczmarski and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2.	Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.	Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.	Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.	Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.	Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager and the Head of the Global High Yield Team, is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Erikson has 28 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Erikson is a member of the Boston Security Analysts Society.

Richard M. Cryan – Mr. Cryan serves as co-portfolio manager for the Registrant since May 2011. Mr. Cryan is based in Boston and is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Cryan has 35 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley serves as co-portfolio manager for the Registrant since May 2011. Mr. Shipley has over 25 years of investment experience. He is responsible for the firm’s corporate high yield exposures and the establishment of portfolio objectives and strategies. Mr. Shipley has 25 years of investment experience. He is responsible for the implementation of Brookfield Investment Management’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson, Cryan and Shipley and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant, as of March 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$729 million	$275 million	$335 million
Assets Managed with Performance-Based Advisory Fees	$0	$124 million	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of March 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$729 million	$275 million	$335 million
Assets Managed with Performance-Based Advisory Fees	$0	$124 million	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of March 31, 2014:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	5	5
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed	$729 million	$275 million	$335 million
Assets Managed with Performance-Based Advisory Fees	$0	$124 million	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as March 31, 2014.

Dollar Range of Securities Owned
Dana E. Erikson	Over $100,000
Richard Cryan	$0 - $10,000
Mark Shipley	$10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Adviser compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser and its parent company. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components:

•	A base salary,

•	An annual cash bonus; and

•	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company.

•	If applicable, long-term compensation consisting of interests in hedge funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS ADVANTAGE INCOME FUND, INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	June 6, 2014

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	June 6, 2014